                                                                   EXHIBIT 10.31

                                               CONFIDENTIAL TREATMENT REQUESTED.
                                  CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                LEASE AGREEMENT
                                ---------------

          THIS LEASE AGREEMENT (the "Lease") is made as of the 24th day of July, 2000 by and between BURLINGTON REALTY ASSOCIATES III LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and EQUINIX, a Delaware corporation, with corporate offices located at 901 Marshall Street, Redwood City, California 94063 ("Tenant") (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).

                              W I T N E S S E T H

          That Landlord, for and in consideration of the rents and all other charges and payments hereinafter reserved and payable by Tenant, and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the Premises described below, subject to all matters hereinafter set forth and upon the subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

                            BASIC LEASE PROVISIONS

     1. The following constitutes the basic provisions of this Lease. These basic provisions are more fully described under the applicable provisions of this Lease:
               a.   Premises Address:  [*], Secaucus, New Jersey.

               b. Premises Square Footage: [*] square feet, comprised of Premises A containing [*] square feet and Premises B containing [*] square feet. Premises A and Premises B shall collectively be referred to herein as the "Premises".
               c.   Building Square Footage: [*] square feet.

               d.   Base Rent:

         Premises A:       Annual             Monthly          Per Sq.Ft.
         ----------        ------             -------          ---------

         Lease Year 1:       $[*]                $[*]          [*]
         Lease Years 2-5:    $[*]                $[*]          [*]
         Lease Years 6-10:   $[*]                $[*]          [*]
         Lease Years 11-15:  $[*]                $[*]          [*]

         Premises B:  See Addendum Paragraph 1.
         ----------
_________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               e. Base Rent Paid Upon Execution: $[*] (one (1) month's Base Rent and Additional Rent for Premises A).

               f. Lease Commencement Date: The date Landlord delivers Premises A to Tenant.
               g. Base Rent Commencement Date for Premises A: Same as Lease Commencement Date.

        Base Rent Commencement Date for Premises B:  See Addendum Paragraph 1.

               h. Expiration Date: At 11:59 p.m. on the last day of the one hundred eightieth (180/th/) full calendar month following the Lease Commencement Date for Premises A.

               i. Term: Fifteen (15) Years computed from the Lease Commencement Date for Premises A; provided, however, that if the Lease Commencement Date is other than the first day of the month, then the Term of the Lease shall be computed from the first day of the calendar month following the Lease Commencement Date for Premises A.

               j. Tenant's Operating Expense Percentage of Building: [*]% comprised of [*]% for Premises A and [*]% for Premises B.

               k. Security Deposit: $[*] in cash, or, at Tenant's option, a Letter of Credit. See Addendum Paragraph 2. Said Security Deposit may be increased as of the Lease Commencement Date for Premises B as more particularly set forth in Paragraph 1 of the Addendum of the Lease.

               l. Permitted Use: Tenant may use the Premises for general office, warehouse, distribution, retail and all related uses thereto; the installation, operation and maintenance of telecommunications systems and related equipment and signal reception and transmission facilities, including, but not limited to, a local and long distance switch and customer co-location center in accordance with the terms and conditions of this Lease; all of the foregoing uses subject to compliance with the requirements and limitations contained in Section 9 of this Lease.

               m.   Real Estate Broker(s): Landlord: Kwartler Associates, Inc;
Tenant: Cushman & Wakefield of New Jersey, Inc.

               n. Attachments: Addendum; Exhibit A-"Site Plan with Demised Premises"; Exhibit A-1-"Site Plan with Outside Area"; Exhibit B-"Lease Commencement Verification Letter"; Exhibit C-" Form of Letter of Credit";
Schedule 1-"Work Letter Agreement".

               o.   Parking Spaces:  187

__________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               p. Option To Renew: Three (3) five (5) year options as described in Section 54.

               q.   Right of First Refusal:  See Section 55.

               r.   Option to Expand:  See Section 56.

               s.   Improvements:  See Section 57.

               t.   Tenant's SIC number is 4813.

          2.   PREMISES. The Premises demised by this Lease are approximately
               --------
  [*]   square feet and shall include the parking area and loading docks
=======
("Outside Area") as more particularly set forth on Exhibit A-1 located at [*],
                                                   -----------
Secaucus, New Jersey ("Building"), together with a nonexclusive right to use parking and other common areas. The location and dimensions of the Premises are shown on Exhibit A and Exhibit A-1, which are is attached hereto and
         ---------     -----------
incorporated herein by reference. No easement for light or air is incorporated in the Premises. Tenant shall have the right to fence off the Outside Area as shown on Exhibit A-1, provided such is done in accordance with all applicable
         -----------
governmental requirements.

          3.   LEASE COMMENCEMENT DATE, EXPIRATION DATE AND TERM. The Lease
               -------------------------------------------------
Commencement Date, Expiration Date and Term of this Lease are as specified in Sections 1(f), 1(h) and 1(i). If the Lease Commencement Date shall be other than the first day of a month, then in that event, the Base Rent for that first month shall be pro-rated accordingly, subject to the provisions of Section 1(g). When the actual Lease Commencement Date is established by Landlord, Tenant shall within thirty (30) days after Landlord's written request, complete and execute the letter attached hereto as Exhibit B ("Commencement Date Verification") and
                              ---------
deliver it to Landlord. Tenant's failure to execute the letter attached hereto as Exhibit B within said thirty (30) day period shall constitute Tenant's
   ---------
acknowledgement of the truth of the facts contained in the letter delivered by Landlord to Tenant.

          4.   RENT.
               ----

               a. Subject to adjustment as hereinafter provided in Section 6 of this Lease, Tenant agrees to pay Landlord by payment to office as Landlord may designate, promptly on the first day of each month, in advance, during the Term of this Lease, without offset or deduction except as set forth herein, the Base Rent for the Premises set forth in Section 1(d). At the time Tenant executes this Lease, it shall pay to Landlord the advance Base Rent described in
Section 1(e).

               b. Except as specifically provided elsewhere in this Lease, it is intended that the Rental provided for in this Lease shall be an absolutely net return to Landlord throughout the Term hereof, free of any expense, charge or other deduction whatsoever, with respect to the Premises, the Building and/or the ownership, leasing, operation, management,

__________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

maintenance, repair, rebuilding, use or occupation of any interest of Landlord therein, except only as otherwise expressly provided in this Lease.

               c. Base Rent and Additional Rent (as hereinafter defined) shall be collectively referred to in this Lease as "Rent".

          5.   RENT INCREASES.  [Intentionally Omitted]
               --------------

          6.   ADDITIONAL RENT.
               ---------------

               a. All monetary obligations of Tenant to Landlord under the terms of this Lease other than Base Rent, including but not limited to, Tenant's proportionate share of Operating Expenses (as hereinafter defined), all utility services as set forth in Section 8 hereof and personal property taxes shall be deemed "Additional Rent".

               b. In addition to the Base Rent, Tenant shall pay to Landlord Tenant's Operating Expense Percentage of the following operating expenses ("Operating Expenses") as noted in Section 1(j), as of the first day of each calendar month.

                   (i) All real estate taxes and insurance premiums. Said real estate taxes shall include all real estate taxes and assessments that are levied upon or assessed against the Premises, including any taxes which may be levied on rents, and excluding income tax or any other tax measured by the net income of the Landlord. Said insurance premiums shall include all insurance premiums for fire (which policy of insurance shall cover loss or damage to the Building in an amount equal to the full replacement cost thereof, as determined by Landlord from time to time), extended coverage, public liability, and other insurance which Landlord deems reasonably necessary. If any tenant(s) in the Building pay real estate taxes directly to any taxing authority or carry their own insurance, as may be provided in their leases, the square footage of their leased Premises shall not be included as part of the floor area of the Building for purposes of calculating Tenant's share of real estate taxes:

                   (ii) All costs to maintain, repair, replace, supervise, insure (including provision of public liability insurance) and administer common areas, parking lots, landscaping, sidewalks, driveways, roof covering, downspouts and gutters, and other areas used in common by the tenants or occupants of the Building. Said costs may include a reasonable administrative fee payable to Landlord. The cost of any capital improvement made during the Term of this Lease shall be amortized over the useful life of such improvement as reasonably determined by Landlord, together with an interest factor on the unamortized cost of such item equal ten percent (10%) per annum; provided that Tenant shall not be liable for the cost of any capital improvements (i) to the structural portions of the foundation and exterior walls of the Building; (ii) not reasonably required for the use and occupancy of the Premises by Tenant; or
(iii) made to comply with any law, rule, order or regulation imposed or enacted prior to the Lease Commencement Date. The foregoing notwithstanding, if Landlord replaces the roof of the Building or portions thereof, Landlord shall only pass through to Tenant as an Operating Expense one-half (1/2) of the cost of such roof replacement to be paid to Landlord in accordance with the amortization schedule set forth above.

                    (iii) Management fees for the operation of the Building not to exceed, however, an annual sum equal to [*] percent ([*] %) of the total annual fixed rent for the Building.

                           See Addendum Paragraph 3

               c. Upon commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Operating Expenses for the period between such commencement date and the end of the calendar year and Tenant shall pay these estimated Operating Expenses on a monthly basis concurrently with the payment of the Base Rent. Tenant shall continue to make such monthly payments until notified by Landlord of a change therein. Once annually, Landlord shall provide to Tenant a statement showing the total Operating Expenses for the prior year and Tenant's allocable share thereof, prorated from the commencement date of this Lease during the first year. Landlord shall use reasonable efforts to deliver such statement within ninety (90) days after the expiration of each calendar year during the Term of this Lease. If the total monthly payments which Tenant has made for the prior year (or portion thereof during which the Lease was in effect) is less than the Tenant's actual share of such Operating Expenses, then Tenant shall pay the difference in a lump sum within thirty (30) days after receipt of such statement from Landlord. Any overpayment by Tenant shall be credited towards any of Tenant's monetary obligations under the Lease next due. The actual Operating Expenses for the prior year shall be used for purposes of calculating the estimated monthly Operating Expenses for the current year with actual determination of such Operating Expenses occurring after the end of each calendar year, except that in any year in which resurfacing of the common parking area or major roof repairs are planned, Landlord may include the estimated cost of such work in the estimated monthly Operating Expenses. Even though the Term of this Lease has expired and Tenant has vacated the Premises, when the final determination is made of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase over the estimated Operating Expenses previously paid and, conversely, any overpayment shall be credited to the Tenant's account. Any delay or failure of Landlord in billing any Operating Expenses herein provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Operating Expenses; provided, however, if Landlord does not bill Tenant for such Operating Expenses within two (2) years following the Lease Year in question, then Landlord shall be deemed to waive its right to bill Tenant for said Operating Expenses.

               d. From time to time Landlord may challenge the assessed value of the Building as determined by applicable taxing authorities and/or Landlord may attempt to cause the real estate taxes to be reduced on other grounds. If Landlord is successful in causing the real estate taxes to be reduced or in obtaining a refund, rebate, credit or similar benefit (hereinafter collectively referred to as a "reduction"), Landlord shall credit the reduction(s) to real estate taxes for the calendar year to which a reduction applies and recalculate the real estate taxes owed by Tenant for years after the year in which the reduction applies based on the reduced real estate taxes.
__________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               e. If Tenant disputes the amount of actual Operating Expenses set forth in Landlord's statement, Tenant shall have the right, at Tenant's sole expense not later than one hundred eighty (180) days following receipt of such statement, to cause Landlord's books and records with respect to the calendar year which is the subject of the statement to be audited by a certified public accountant mutually acceptable to Landlord and Tenant. The audit shall take place at the offices of Landlord where its books and records are located at a mutually convenient time during Landlord's regular business hours. Tenant's Share of Operating Expenses shall be appropriately adjusted based upon the results of such audit, and the results of such audit shall be final and binding upon Landlord and Tenant. If such audit determines that an error has been made in Landlord's determination and calculation which results in an adjustment to the amounts determined and calculated by Landlord in the amount of five percent (5%) or more, Landlord shall pay for the fees and expenses of such firm, but if such adjustment is less than five percent (5%), Tenant shall pay for such fees and expenses. Tenant shall have no right to conduct an audit or to give Landlord notice that it desires to conduct an audit at any time Tenant is in default under the Lease. The accountant conducting the audit shall be compensated on an hourly basis and shall not be compensated based upon a percentage of overcharges it discovers. No subtenant shall have any right to conduct an audit, and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises. Tenant's right to undertake an audit with respect to any calendar year shall expire one hundred eighty (180) days after Tenant's receipt of the statement for such calendar year, and such statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct, at the end of such one hundred eighty (180) day period, unless prior thereto Tenant shall have given Landlord written notice of its intention to audit Operating Expenses for the calendar year which is the subject of the statement. If Tenant gives Landlord notice of its intention to audit Operating Expenses, it must commence such audit within sixty (60) days after such notice is delivered to Landlord, and the audit must be completed within one hundred twenty (120) days after such notice is delivered to Landlord. If Tenant does not commence and complete the audit within such periods, the statement which Tenant elected to audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. Tenant agrees that the results of any Operating Expense audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity.

          7.   PERSONAL PROPERTY TAXES. Tenant shall pay, or cause to be paid,
               -----------------------
before delinquency any and all taxes levied or assessed and which become payable during the Term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located on the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount such tax is applicable to Tenant's property (accompanied by the applicable tax bills and all information supporting such allocation available to Landlord) provided such payment is made prior to any delinquencies.

          8.   UTILITY JANITORIAL AND CARTING BILLS.
               ------------------------------------

               a. Landlord represents that the Premises as demised, has water, sewer, gas, and electric service. These services and other services (i.e. telephone) are provided directly by the utility companies and/or municipality and the Tenant shall arrange for and pay for these services directly with the utility companies and/or municipality accordingly. Tenant shall promptly pay all water, sewer, gas, electricity and other utility bills attributed to the Premises. If Tenant does not pay these bills, Landlord may pay them and such payment shall be added to the Rent. In addition, certain utility services may be provided by Landlord (i.e. common area electric, water and sewer.) These services shall be included in Additional Rent as specified in Section 6 of this Lease.

               b. Tenant shall contract for janitorial, or provide such janitorial services itself using its own employees, and carting services for the Premises directly from a service company licensed to do business in the jurisdiction where the Premises are located. Tenant shall promptly pay all janitorial and carting bills directly to such providers.

          9.   LATE CHARGES. Tenant hereby acknowledges that late payment to
               ------------
Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant is not received by Landlord or Landlord's designated agent within ten (10) days after its due date, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, [*]percent ([*]%) of such overdue amount), plus reasonable attorneys' fees incurred by Landlord due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or stop Landlord from exercising any of the other rights and remedies granted hereunder. Notwithstanding the foregoing, Landlord agrees to waive the imposition of such late charge on the first (1st) two (2) occasions in any twelve (12) month period, provided each overdue payment is made within five
(5) days after Landlord gives Tenant written notice that payment was not made when due.

          10.  SECURITY DEPOSIT. Concurrently with Tenant's execution of this
               ----------------
Lease, Tenant has deposited with Landlord the amount set forth in Section 1(k) of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said security deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in any amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its other funds, and (unless otherwise required by law) Tenant shall not be entitled to interest of such deposit. If

__________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following expiration of this Lease Term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

                           See Addendum Paragraph 2

          11.  USE OF PREMISES.
               ---------------

               a.   The Premises shall be used for the purposes set forth in
Section 1(l) of the Lease. Landlord acknowledges and agrees that Tenant's contemplated use of the Premises shall include the installation, operation, maintenance, repair and replacement of telecommunications equipment and related facilities by Tenant's customers and vendors (the "Collocate"). The Collocates shall be entitled to use the Premises at no additional charge and without requiring the consent of Landlord. The Collocates shall have the right to bring fiber and related facilities into the Premises through the conduits and space utilized by Tenant at no additional charge and without requiring the consent of Landlord. However, the Collocates shall not have the right to interconnect to other tenants in the Building (excluding the Premises) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. It is acknowledged and agreed that Landlord does not have any direct contractual relationship with the Collocates or responsibility for the actions of the Collocates in the Building. Tenant shall not create any nuisance or trespass or vitiate the insurance or increase the rate of insurance on the Premises or the Building. Tenant agrees not to overload the floor(s) of the Premises or the Building. Tenant agrees not to use the Premises for any purpose or business which is illegal, noxious, offensive because of emission of noise, creates smoke, dust, or odors or which could damage the Building or the Lands environmentally or otherwise or be a nuisance or menace to or interfere with any other tenant or the public.

               b. Simultaneously herewith, Tenant shall furnish Landlord with all Standard Industrial Classification numbers as issued by the United States, the State of New Jersey or any other governmental authority ("SIC"), which relates to the business of the Tenant and the uses and purposes for which the Premises shall be utilized, together with all additions and/or amendments thereto, prior to creating any such addition or amendment. Landlord, within thirty (30) days following receipt of notice of any addition or amendment thereto, shall have the right to refuse to permit such change or addition in use and/or in SIC and upon notification to Tenant of such refusal, Tenant shall not have the right to effect such changes or addition.

          12.  ABANDONMENT OF PREMISES.  [INTENTIONALLY OMITTED]
               -----------------------

          13.  DESTRUCTION AND DAMAGE.
               ----------------------

               a. If all or part of the Building is damaged by fire, earthquake, flood, explosion, the elements, riot, the release or existence of Hazardous Substances (as defined in Section 49 below) or by any other cause whatsoever (hereinafter collectively referred to as "Damages"), but the Damages are not "Material" (as defined in Section 11.b. below), Landlord shall repair the Damages to the Building as soon as is reasonably possible, and this Lease shall remain in full force and effect. If all or part of the Building is destroyed or Materially Damaged,

Landlord shall have the right, in its sole and complete discretion, to repair or to rebuild the Building or to terminate this Lease, provided Landlord terminates all other leases of all other spaces similarly affected in the Building. Landlord shall within ninety (90) days after the discovery of such Material Damage or destruction notify Tenant in writing of Landlord's intention to repair or to rebuild or to terminate this Lease. Tenant shall in no event be entitled to compensation or damages on account of annoyance or inconvenience in making any repairs, or on account of construction, or on account of Landlord's election to terminate this Lease. Notwithstanding the foregoing, if Landlord shall elect to rebuild or repair the Building after Material Damage or destruction, but in good faith determines that the Premises cannot be substantially repaired within two hundred ten (210) days after the date of the discovery of the Material Damage or destruction, without payment of overtime or other premiums, and the Damage to the Building will render the entire Premises substantially unusable during said two hundred ten (210) day period, Landlord shall notify Tenant thereof in writing at the time of Landlord's election to rebuild or repair, and Tenant shall thereafter have a period of fifteen (15) days within which Tenant may elect to terminate this Lease, upon thirty (30) days' advance written notice to Landlord. Tenant's termination right described in the preceding sentence shall not apply if the Damage was caused by the negligent or intentional acts of Tenant or its employees, agents, contractors. Failure of Tenant to exercise said election within said fifteen (15) day period shall constitute Tenant's agreement to accept delivery of the Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays caused by Force Majeure Events. If Landlord is unable to repair the Damage to the Premises or the Building during such two hundred ten (210) day period due to Force Majeure Events, the two hundred ten (210) day period shall be extended by the period of delay caused by the Force Majeure Events. Subject to Section 11.c. below, if Landlord or Tenant terminates this Lease in accordance with this Section 11.a., Tenant shall continue to pay all Rent and other amounts due hereunder which arise prior to the date of the occurrence of the Damage.

               b. "Material Damage" to the Building shall occur if any of the following events shall occur: (i) in Landlord's reasonable judgment, the uninsured cost of repairing the Damage will exceed Two Hundred Fifty Thousand Dollars ($250,000); provided that if such uninsured cost exceeds Two Hundred Fifty Thousand Dollars ($250,000), such damage shall not be deemed Material Damage if Tenant, within fifteen (15) days of notice from Landlord of the amount of said uninsured cost, which notice shall be given by Landlord promptly after the determination of the amount of said uninsured cost, agrees to pay any uninsured cost in excess of Two Hundred Fifty Thousand Dollars ($250,000); (ii) any lender with a security interest in the Building refuses to allow the applicable insurance proceeds to be used for reconstruction of the Damaged portion of the Building, and Tenant has a right to terminate the Lease under
Section 13.a. above and does not waive such right to terminate the Lease within ten (10) days of Landlord's notice to Tenant that such lender is not allowing such insurance proceeds to be used for reconstruction (failure to respond within such ten (10) day period shall be deemed an election by Tenant to waive such termination right), (iii) if insurance proceeds are available to Landlord in an amount which is sufficient to pay the entire cost of repairing all of the Damage to the Project, but the cost of repairing the Damage exceeds Three Million Dollars ($3,000,000); (iv) the Building cannot be rebuilt or repaired to substantially the same condition it was in prior to the Damage due to laws or regulations in effect at the time the repairs will be made; or (iv) the Damage occurs during the last twelve (12) months of the Term of the Lease.

               c. If Landlord elects to repair Damage to the Building and all or part of the Premises will be unusable or inaccessible to Tenant in the ordinary conduct of its business until the Damage is repaired, and the Damage was not caused by the negligence or intentional acts of Tenant or its employees, agents, contractors or invitees, Tenant's Base Rent and Tenant's Share of Operating Expenses shall be abated until the repairs are completed in proportion to the amount of the Premises which is unusable or inaccessible to Tenant in the ordinary conduct of its business. Notwithstanding the foregoing, there shall be no abatement of Base Rent or Tenant's Share of Operating Expenses by reason of any portion of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less.

               d. If such Damage or destruction occurs as a result of the negligence or the intentional acts of Tenant or Tenant's employees, agents, contractors or invitees, and the proceeds of insurance which are actually received by Landlord are not sufficient to pay for the repair of all of the Damage, Tenant shall pay, at Tenant's sole cost and expense, to Landlord upon demand, the difference between the cost of repairing the Damage and the insurance proceeds received by Landlord.

               e. As more fully set forth in Section 47, except where caused by the gross negligence or willful misconduct of Landlord, its employees, agents or contractors, Landlord shall not be liable to Tenant or its employees, agents, contractors, invitees or customers for loss or Damage to merchandise, tenant improvements, fixtures, automobiles, furniture, equipment, computers, files or other property (hereinafter collectively "Tenant's property") located at the Building. Tenant shall repair or replace all of Tenant's property at Tenant's sole cost and expense. Tenant acknowledges that it is Tenant's sole responsibility to obtain adequate insurance coverage to compensate Tenant for Damage to Tenant's property.

               f. Upon termination of this Lease under any of the provisions of this Section, the parties shall be released thereby without further obligation to the other from the date of the damage or destruction, except for items which have theretofore accrued and are then unpaid.

               g. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall proceed diligently with repair or restore only those portions of said Building and Premises which were originally provided at Landlord's expense, and the repair and restoration of areas or items not provided at Landlord's expense shall be the obligation of Tenant.

          14.  CONDEMNATION.  If twenty-five percent (25%) or more of the
               ------------
Premises is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise or the right of appropriation, reverse condemnation, condemnation or eminent domain or sold to prevent such taking, the Tenant or the Landlord may at its option terminate this Lease as of the effective date thereof. Tenant shall not because of such taking assert any claim against the Landlord or, except as provided herein, the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, allowing for the reasonable effects of such taking, and a proportionate allowance shall be made to Tenant for the Rent and Additional Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such taking and restoration. Notwithstanding the foregoing, Tenant shall be entitled to any separate award for loss of or damage to alterations, additions or improvements to the Premises which were paid for by Tenant, Tenant's removable personal property and for moving expenses.

          15.  INDEMNIFICATION BY TENANT. Tenant agrees, as its sole cost and
               -------------------------
expense, to indemnify and save Landlord harmless from and against any and all claims, actions, demands and suits, for, in connection with, or resulting from, any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, in whole or in part, out of the business conducted in or the use of the Premises, or occurring in, on or about the Premises or any part thereof, or arising, directly or indirectly, in whole or in part, from any act or omission of Tenant or any concessionaire or subtenant or their respective licensees, servants, agents, employees or contractors, or arising out of the breach or default by Tenant or any term, provisions, covenant or condition herein contained, and from and against any and all losses, costs, expenses, judgments and liabilities incurred in connection with any claim, action, demand, suit or other proceeding brought thereof, except for any loss or damage caused by negligence or willful misconduct of the Landlord, its employees and agents. Said indemnity shall include the defending or resisting and proceeding by attorneys reasonably satisfactory to Landlord.

          16.  LIABILITY INSURANCE.  Tenant shall, at Tenant's expense, obtain
               -------------------
and keep in force during the Term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than Three Million Dollars ($3,000,000) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000) for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Three Million Dollars ($3,000,000). The limit of any such insurance shall not limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's Agent protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A:XIII or better in "Best Key Rating Guide". Tenant shall deliver to Landlord copies of certificates of insurance evidencing the liability insurance required herein with loss payable clauses reasonably satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall name Landlord and Kwartler Associates, Inc. as additional insured, shall be written primary policies not contributing with and not in excess of coverage which Landlord may carry and shall be written with an insurance carrier satisfactory to Landlord. Tenant shall at all times during the Term hereof, maintain in effect workers' compensation insurance as required by law and business interruption and extra expense insurance satisfactory to Landlord.

          17.  FIRE INSURANCE - FIXTURES AND EQUIPMENT. Tenant shall maintain in
               ---------------------------------------
full force and effect on all of its fixtures and equipment on the Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement in amount or amounts equal to the full replacement cost of such fixtures and equipment. During the Term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate evidencing such policy and whenever required shall satisfy Landlord that such policy is in full force and effect. Landlord shall obtain and keep in force during the Term of this Lease a policy or policies of insurance covering loss or damage to the Building in the amount of not less than the full replacement cost thereof, as determined by Landlord from time to time.

          18.  REPAIRS BY LANDLORD. Landlord agrees to keep in good repair and
               -------------------
maintain the structural and non-structural portions of the Building, including the roof, roof membrane and coverings, foundations, exterior walls of the Premises and Building (exclusive of all glass and all exterior doors), underground utility and sewer pipes outside the exterior walls of the Building, common areas surrounding the Building and Premises (including the parking lot, sidewalks and landscaped areas but excluding the Outside Areas which Tenant shall maintain at its sole cost and expense), except repairs rendered necessary by the negligence of Tenant, its agents, customers, employees or invitees. Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect said Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair. Landlord agrees to use commercially reasonable efforts (i) to avoid taking any actions which might adversely affect Tenant's use of or business operation within the Premises, including but not limited to, any actions which might adversely affect Tenant's fiber optic cabling or telecommunications equipment; (ii) to provide Tenant with at least forty-eight (48) hours prior notice (except in an emergency where Landlord shall not be obligated to provide advance notice) if, notwithstanding landlord's commercially reasonable efforts, Landlord must take an action which might adversely affect Tenant's use of or business operations within the Premises; (iii) to, in all events, reasonably coordinate and cooperate with Tenant to minimize any cessation or degradation of Tenant's use of, or business operations within the Premises; (iv) to take actions as soon as reasonably practicable as may be necessary to correct or cure any acts, events or circumstances which may have adversely affected Tenant's use of or business operations within the Premises; and (v) to allow Tenant access to the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) days a year. Notwithstanding the foregoing, Tenant acknowledges and agrees that repairs, hazardous conditions and circumstances beyond Landlord's control may prevent access to the Premises from time to time.

          19.  REPAIRS BY TENANT. Tenant represents that it accepts the Premises
               -----------------
in their present "as-is" condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial Term of this Lease and all renewals thereof, at its expense, take good care of the Premises and shall keep repair, replace and maintain the Premises in good order, condition and repair, reasonable wear and tear excepted, and each and every part thereof, including the Outside Areas (including, without limitation, painting and decorating, and the repair, maintenance and replacement of any heating, ventilating and air conditioning units or system), except only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Building.

          20.  NO ACCESS TO ROOF. [INTENTIONALLY OMITTED]
               -----------------

          21.  ASSIGNMENT AND SUBLETTING.
               -------------------------

               a. Except with respect to Collocates (as that term is defined in Section 11(a)), Tenant shall not either voluntarily, or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use their Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. It shall not be deemed unreasonable for Landlord to withhold its consent to any assignment of the Lease or a sublet of all or any portion of the Premises if (a) the transfer would cause Landlord to be in violation of its obligations under another lease or agreement to which Landlord is a party; (b) in Landlord's reasonable judgment, a proposed assignee has a smaller net worth than Tenant had on the date this Lease was entered into with Tenant or is less able financially to pay the rents due under this Lease as and when they are due and payable; (c) a proposed assignee's or subtenant's business will impose a burden on the Park's parking facilities, elevators, Common Areas or utilities that is greater than the burden imposed by Tenant, in Landlord's reasonable judgment; (d) the terms of a proposed subletting will allow the proposed subtenant to exercise a right of renewal, right of expansion, right of first offer, right of first refusal or similar right held by Tenant; (e) a proposed assignee or subtenant refuses to enter into a written assignment agreement or sublease, reasonably satisfactory to Landlord, which provides that it will abide by and assume all of the terms and conditions of this Lease for the term of any assignment or sublease and containing such other terms and conditions as Landlord reasonably deems necessary; (f) the use of the Premises by the proposed assignee or subtenant will not be for the use permitted by this Lease; (g) any guarantor of this Lease refuses to consent to the transfer or to execute a written agreement reaffirming the guaranty; (h) Tenant is in Default under the Lease at the time of the request; (i) if requested by Landlord, the assignee or subtenant refuses to sign a non-disturbance and attornment agreement in favor of Landlord's lender; (j) Landlord has sued or been sued by the proposed assignee or subtenant or has otherwise been involved in a legal dispute with the proposed assignee or subtenant; (k) the assignee or subtenant is involved in a business which is not in keeping with the then current standards of the Park; (l) the proposed assignee or subtenant is an existing tenant of the Park or is a person or entity then negotiating with Landlord for the lease of space in the Park; (m) the assignee or subtenant is a governmental or quasi-governmental entity or an agency, department or instrumentality of a governmental or quasi-governmental agency.

               b. The following terms and conditions shall be applicable to any assignment or subletting: (i) regardless of Landlord's consent, no assignment or subletting shall release Tenant from Tenant's obligations hereunder or alter the primary liability of Tenant to pay the Rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guarantee; (ii) the consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by an assignee or subtenant; (iii) Landlord's written consent to any assignment or subletting by Tenant shall not constitute an acknowledgment that no Default then exists under this Lease nor shall such consent be deemed a waiver of any then existing Default.

               c. When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial statements for the proposed assignee or subtenant.

               d. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord's reasonable fees, not to exceed Five Hundred Dollars ($500.00) per transaction, incurred in connection with processing of documents necessary to the giving of such consent.

               e.   Notwithstanding anything to the contrary contained in this
Section 21, Tenant shall have the right, without Landlord's consent, upon thirty
(30) days advance written notice to Landlord, to assign the Lease or sublet the whole or any part of the Premises to any entity that controls, is controlled by or is under common control with Tenant or into or with which Tenant shall be merged or consolidated, or to which substantially all of the assets of Tenant may be transferred (each of the transactions referenced above in this subparagraph (i) are hereinafter referred to as a "Permitted Transfer" and each surviving entity shall hereinafter be referred to as a "Permitted Transferee"); provided that such Permitted Transfer is subject to the following conditions:

                    (i) Tenant, to the extent Tenant survives such transaction, shall remain fully liable under the terms and conditions of the Lease;

                    (ii) Any such Permitted Transferee shall be subject to all of the terms, covenants, and conditions of the Lease except as otherwise specifically provided in this Lease;

                    (iii) Any such Permitted Transferee expressly assumes the obligations of Tenant under the Lease;

                    (iv) Such Permitted Transferee has a net worth at least equal to the net worth of Tenant as of the date of this Lease.

          22.  TENANT DEFAULT. The occurrence of any one of the following events
               --------------
shall constitute an event of default ("Default") on the part of Tenant:

               a.   [INTENTIONALLY OMITTED];

               b. Failure to pay any installment of Rent or any other monies within five (5) business days after Landlord delivers written notice that such installment of Rent or other monies are past due and payable hereunder; provided, however, it shall be a Default hereunder without any obligation of Landlord to give any notice to Tenant if Landlord has previously given Tenant two (2) notices pursuant to this Section 22(b) during the twelve (12) month period preceding such default;

               c. Default in the performance of any of Tenant's covenants, agreements or obligations hereunder, said Default (except Default in the payment of any installment of Rent, or other monies) continuing for twenty (20) days after written notice thereof from Landlord to Tenant. If effort is made to cure default but such effort is not completed within the twenty (20) days provided for above, then Tenant shall have an additional fifteen (15) days to cure same.

               d. The filing of a voluntary petition in bankruptcy by Tenant, the filing of a voluntary petition for any arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors, said involuntary petition remaining undischarged for a period of sixty (60) days; unless Tenant continues to pay Rent.

               e. Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof.

          23.  LANDLORD'S REMEDIES.

               a.   Damages. In the event of any such Default by Tenant, then in
                    -------
addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice to such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                    (i) the worth at the time of award of any unpaid Rent which has been earned at the time of such termination; plus

                    (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of or award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                    (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                    (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligation under this Lease of which in the ordinary course of things would be likely to result therefrom; plus

                    (v) such reasonable attorney's fees incurred by Landlord as a result of such Default, and costs in the event suit is filed by Landlord to enforce such remedy; and

                    (vi) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "Rent", as used in this Section 23, shall be deemed to be and to mean the monthly Rent,

Additional Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease.

          As used in Sub-sections (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate of the Federal Reserve Bank of New York at the time of award plus [*] percent ([*]%).


               b.   Re-entry. In the event of any such default by Tenant,
                    --------
Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

               c.   Election. In the event of the abandonment of the Premises by
                    --------
Tenant or in the event that Landlord shall elect to re-enter as provided in Section b. above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Section (a) above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs of the Premises.

          In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied, first, to reasonable attorney's fees incurred by Landlord as a result of such Default and costs in the event suit is filed by Landlord to enforce such remedies; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of any cost of such reletting; fourth, to the payment of cost of any alterations and repairs to the Premises; fifth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

               d.   Termination. No re-entry or taking of possession of the
                    -----------
Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination of Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

_______________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          24.  SUBORDINATION - ATTORNMENT. Upon request of Landlord, Tenant will
               --------------------------
in writing subordinate its rights hereunder to the lien of any mortgage or deed of trust now or hereafter in force against the Premises, provided the holder of such mortgage or deed of trust grants Tenant a non-disturbance agreement, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

          The provisions of this Section to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full Term hereof. Landlord shall obtain from the current holder of such mortgage or deed of trust at the Building, a commercially reasonable non-disturbance and attornment agreement.

          25.  ALTERATIONS AND ADDITIONS - REMOVAL OF FIXTURES.
               -----------------------------------------------

               a. Except as otherwise specifically provided below, Tenant shall not make or allow to be made any alterations, additions or improvements ("Alterations") to or on the Premises or any part thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed with respect to non-structural Alterations but which may be withheld in Landlord's sole and absolute discretion with respect to structural Alterations and any Alterations to or on said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture, equipment, racking, cabling and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event any Alterations require Landlord's consent hereunder, the work on such Alterations shall not be commenced until Tenant shall submit to the Landlord plans and specifications relating to any such Alterations, and all such work shall be performed in accordance with the provisions of this Lease. Landlord shall not unreasonably withhold, condition or delay its consent to any such Alterations, but shall have the right to determine if such work would reduce the value, size or general utility of the Building or any portion thereof, or whether such work maintains the architectural harmony of the Building. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and subject to the provisions of Section 43 herein. Upon the expiration or sooner termination of the Term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the Term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any Alterations made by Tenant and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal; provided, however, at the time that any Alterations are approved by Landlord, Tenant may request that Landlord designate whether such Alterations shall be required to be removed at the end of the Term and, in the event that Landlord does not designate such Alterations for removal, Tenant shall not be required to remove such Alterations. Notwithstanding anything to the contrary in this Section, Landlord's consent shall not be required for any Alterations: (i) that do not affect any structural elements of the Building (e.g., slab, foundation, footings, load bearing walls and roof), (ii) that do not adversely affect the structural integrity of the Building or any of the Building systems, including the structural, electrical, plumbing and HVAC systems, (iii) that do not involve penetrations into the slab, foundation, floors, walls, ceiling or roof of the Leased Premises or the

Building other than penetrations for mere fastening purposes which by their nature can and will be fully repaired by Tenant upon the removal of such items,
(iv) that are not located in the Outside Area, except as specifically provided in the next sentence, and (v) that are not visible from the outside of the Premises or the Building, except as specifically provided in the next sentence. Tenant shall have the right to move any previously approved existing Equipment, as hereinafter defined, located in the Outside Area or to replace any previously approved existing Equipment located in the Outside Area with new Equipment of the same general type and size as the previously approved Equipment to other areas within the Outside Area without Landlord's consent but Tenant shall not install any new Equipment within the Outside Area without first obtaining Landlord's consent which consent will not be unreasonably withheld, conditioned or delayed. To the extent the Landlord's consent is required pursuant to this
Section 25, Landlord shall within ten (10) business days after its receipt of written notice from Tenant requesting Landlord's consent, which such request shall include information necessary for Landlord to render such consent (including, without limitation, plans and specifications, permits and licenses, as necessary), either (i) give its written consent to the Alteration, or (ii) deny its consent to the Alteration setting forth the reasons for such denial. If Landlord fails to respond within such ten (10) business day period, then Landlord shall be deemed to have consented to the Alterations. To the extent Landlord's consent is not required hereunder, Tenant agrees to notify Landlord in writing prior to making such Alterations of its intention to make such Alterations.

               b. Any work performed by Tenant, irrespective of cost, shall be subject to the Landlord's inspection and approval after completion to determine whether it complies with the requirements of this Lease. The approval or consent of the Landlord shall not relieve Tenant of its obligation that all such Alterations and repairs be constructed and performed in a first-class good and workmanlike manner and in accordance with all applicable governmental and fire underwriting requirements, nor constitute a waiver of any rights of Landlord if Tenant fails to perform its obligations. Tenant, at its sole cost and expense, shall procure all necessary governmental approvals, permits or certificates in connection with all work performed by Tenant in, on or at the Premises and shall deliver the original of all such approvals, permits or certificates to the Landlord, to be retained by Landlord.

               c. During the course of any and all Alterations and repairs which the Tenant shall either be required to perform or which the Tenant shall elect to perform, Tenant at its sole cost and expense, shall at all times obtain and maintain or cause to be obtained and maintained, workmen's compensation insurance and any other insurance which shall then be required by law, together with public liability insurance as set forth in Section 16 hereof, to insure against any additional hazards created in connection with the performance of any of the aforesaid work. Prior to the commencement of any such work, Tenant shall deliver to Landlord copies of all policies or certificates of insurance with respect to all policies required pursuant to this Section 25(c).

          26.  EXTERIOR SIGNS. Tenant may not provide, install or maintain any
               --------------
exterior signs on the roof or in the windows; nor shall the Tenant provide, install or maintain any exterior signs on the facade or walls of the Building or on any grounds adjacent thereto, unless: (1) such installation be made in such manner as will not affect any roofing bond and/or other guarantee which shall then be in force and effect; (ii) all such signs shall have been approved by Landlord in writing before installation; and (iii) all such signs must at all times conform to all applicable rules and regulations, codes and ordinances of any governmental agencies having jurisdiction thereover. Any and all signs placed on the Premises by Tenant shall comply with Landlord's rules and regulations governing such signs and Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of such signs. Tenant agrees upon removal of said signs to repair all damage incident to such removal. Subject to the foregoing requirements, Tenant shall have the right to install signage (i) on the exterior of the Building adjacent to the entry to the Premises, (ii) on the pylon sign outside of the Building for all tenants of the Building, and (iii) any signage in and around the Building Common Areas for all of the tenants of the Building. In the event Tenant expands the Premises within the Building, Tenant shall have the right to install signage subject to all of the foregoing conditions on the exterior of the Building adjacent to the entry of such expanded Premises. Landlord agrees that it shall not grant any other tenant of the Building any exterior signage rights except for signage on the exterior of the Building adjacent to the entry to such tenant's premises (or over such tenant's door), signage in the loading dock area adjacent to such tenant's premises, signage on the Building's pylon sign for all tenants of the Building and signage in and around the Building Common Areas to the extent granted to Tenant.

          27.  ENTRY FOR CARTING AND REPAIRS.
               -----------------------------

               a. Landlord and its designees shall have the right to enter upon the Premises at all reasonable hours and upon not less than forty-eight
(48) hours advance written notice (which written notice for purposes herein may be given by facsimile or e-mail), and, at Tenant's option, with an escort by Tenant (and in emergencies at all times with no notice required): (i) to inspect the same no more frequently than quarterly; (ii) to make repairs, additions or alterations of the Premises and/or the Building as required by the Lease or
(iii) to exhibit the Premises to any prospective purchaser or mortgagee. This Section shall not be deemed to be a covenant by Landlord nor be construed to create an obligation or duty on the part of the Landlord to make such inspection, repairs, additions or alterations except as otherwise herein provided. Any performance by Landlord hereunder shall not be deemed a waiver of Tenant's default in failing to perform same, nor shall Landlord be liable for any inconvenience disturbance, loss of business, loss of use of the Premises or any other damage suffered by Tenant, due to said performance by Landlord and the obligations of Tenant pursuant to this Lease shall not thereby be affected in any manner whatsoever. Landlord agrees to exercise due care to cause the least possible interference with Tenant's business, but Landlord shall not be required to employ labor on weekends or on any overtime basis to avoid or reduce any such interference.

               b. For a period commencing one hundred eighty (180) days prior to the end of the Term, Landlord and its designees shall have reasonable access to the Premises for the purpose of exhibiting the same to prospective tenants and to place signs on or about the Premises identifying the Premises as being available for lease.

               c. Subject to the notice provisions contained in Section 27.a. above, Landlord shall have the right to carry material in and on the Premises and to perform work in or on the Premises pursuant to the provisions of this Lease, without the same constituting an actual or constructive eviction to Tenant, in whole or in part, without the same permitting any rent reduction or abatement and without the Tenant having the right to assert any claim for damages to the Tenant's tangible property or injury or death to persons. In no event shall the Landlord be liable for any inconvenience, disturbance, loss of business, loss of use of the Premises or any consequential damages which Tenant may suffer.

               d. Landlord agrees to exercise all reasonable efforts to minimize disturbance of Tenant's use and occupancy of the Premises in connection with any entry as outlined in this Section 27.

          28.  MORTGAGEE'S RIGHTS. Tenant's rights shall be subject to any
               ------------------
mortgage or deed of trust to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord. Tenant agrees to give any mortgagee and/or trust deed holder, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents and leases, or otherwise), of the address of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee and/or trust deed holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

          29.  END OF TERM. Tenant agrees to promptly vacate the Premises at the
               -----------
conclusion of the Term of the Lease and to leave such Premises broom clean, free of all debris, waste(s) and by-products, and in an environmentally safe condition, in compliance with all governmental laws, rules, orders, and regulations. Landlord may, at its option, retain an environmental or engineering consultant or consulting firm to verify Tenant's compliance with this provision, and Tenant agrees to provide access and reasonable assistance to such consultant or consulting firm at the Premises. Should Landlord desire to have the Premises or any part thereof restored to the condition in which they were originally delivered to Tenant, reasonable wear and tear excepted, Landlord shall so notify Tenant in writing no less than thirty (30) days prior to the end of the Term. In the event Landlord shall so desire, then Tenant, prior to the end of the Term at its sole cost and expense shall so restore the Premises, additions and improvements as may be requested by Landlord, and fix and repair any and all damage or defacement to the Building and/or lands caused by the installation and/or removal of alterations, additions, improvements, furniture, equipment, trade fixtures or any other property. Any and all of such property, alterations, additions or improvements not so removed, at Landlord's option, shall become the exclusive property of Landlord and be disposed of by Landlord, at Tenant's cost and expense, without further notice or demand. If the Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against any damages, loss or liability resulting therefrom, including, without limitations, any claims made by any succeeding occupant founded on such delay. Tenant's obligation under this Section shall survive the expiration or sooner termination of the Term.

          30.  NO ESTATE IN LAWS. This Lease shall create the relationship of
               -----------------
Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except with Landlord's prior written consent.

          31.  HOLDING OVER. If Tenant remains in possession of the Premises
               ------------
after expiration of the Term hereof, without the express written consent of Landlord, Tenant's occupancy shall be a tenancy from month to month at 150% of the Rent in effect for the last month of the Term of this Lease, plus all other charges payable hereunder, and upon the same terms and conditions herein contained. In no event, however, shall Tenant be relieved of any liability to Landlord for damages resulting from such holding over.

          32.  [Intentionally omitted].

          33.  SALE OF PREMISES BY LANDLORD. In the event of any sale of the
               ----------------------------
Premises by Landlord, and upon the purchaser's assumption of Landlord's obligations under this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

          34.  RULES AND REGULATIONS.
               ---------------------

               a. Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and parking and other common areas. Such rules may include but shall not be limited to the reasonable regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Building. Landlord agrees (i) to enforce the rules and regulations in a nondiscriminatory manner and (ii) that such rules and regulations shall not diminish any rights granted to Tenant under this Lease.

               b. Tenant agrees at all times during the Term hereof, and at its sole cost and expense:

                    (i) not to take or permit any action which would violate Landlord's union contracts, if any, affecting the Building or the Premises, or which would create any work stoppage, picketing labor disruption or any work performed or to be performed by Landlord or any persons in or about the Building, or which would hinder the activities or operations of the Landlord in bringing about the cessation of any work stoppage, picketing or other labor disruption or dispute affecting the Building or any work being performed or to be performed in or about the Building. Notwithstanding the foregoing, Landlord recognizes that Tenant's employees are not union labor and many of Tenant's contractors are not union labor and nothing in this Section or this Lease shall require Tenant or its contractors to hire union labor;

                    (ii) not to commit any waste or nuisance, nor use the plumbing facilities for any purpose injurious to same or dispose of any garbage or any foreign substance therein, nor place a load on any floor in the Premises exceeding the floor load per square foot which such floor was designed to carry, nor install, operate and/or maintain in the Premises any heavy equipment except in a location approved by Landlord, not install, operate and/or maintain in the Premises any electrical equipment which will overload the electrical system therein, or any part thereof, beyond its capacity for proper and safe operation as determined by Landlord or which does not have Underwriter's approval; or which would require any plan and/or bond to be furnished or which would require any work to be performed in order to cure and/or correct any condition created by Tenant, pursuant to any applicable governmental law or requirement;

                    (iii) to keep the Premises in a neat, clean, orderly and sanitary condition, free of any insects, rodents, vermin and pests of every type and kind;

                    (iv) to comply with all requirements of all suppliers of public utility services to the Building and not to suffer or permit any act or omission the consequence of which could be to cause the interruption, curtailment, limitation or cessation of any utility service to the Building;

               c. Except as otherwise provided in the Lease, no abatement, diminution or reduction of the Rental or other charges required to be paid by Tenant pursuant to the terms of this Lease, shall be claimed by or allowed to, the Tenant for the inconvenience, interruption, cessation or loss of business or otherwise caused directly or indirectly by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the federal, state, county or municipal government, or of any other governmental or lawful authority whatsoever, or as a result of any diminution of the amount of space used by Tenant caused by legally required changes in the construction, equipment operation or use of the Premises.

               d. Tenant, following notice to Landlord, shall have the right to contest by appropriate legal proceedings, at its sole cost and expense, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to, provided, however, that: (i) any noncompliance shall not constitute a crime on the part of the Landlord or otherwise adversely affect, jeopardize or threaten the interest of Landlord; (ii) Tenant shall diligently prosecute any such contest to a final determination by a court, department or governmental authority having final jurisdiction and keep Landlord advised in writing as to all changes in status and determinations in connection with any such proceedings; and (iii) Tenant shall indemnify and save harmless Landlord against any and all losses, costs, expenses, claims, penalties, actions, demands, liabilities, judgments or other damages which Landlord may sustain by reason of such contest or as a result of Tenant's failure or delay in compliance. It is agreed however that Landlord has the right to demand that the Tenant furnish adequate security to ensure its ability to perform its indemnity obligations hereunder, which security if so requested, shall be furnished to Landlord prior to the Tenant commencing or continuing which such contest, as the case may be. In no event, however, shall Tenant defer compliance if such deferment would constitute a violation of any of the provisions of any mortgage or ground lease to which this Lease is or shall be subordinate. Landlord agrees to cooperate as reasonably required for the purpose of any such contest, provided that the same shall be without cost or expense to Landlord. Landlord shall have the right, but not the obligation to contest by appropriate legal proceedings, at Landlord's expense, any such law, ordinance, rule, regulation or requirement.

          35.  RIGHTS CUMULATIVE. All rights, power and privileges conferred
               -----------------
hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

          36.  WAIVER OF RIGHTS. No failure of Landlord to exercise any power
               ----------------
given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

          37.  TIME OF ESSENCE. Time is of the essence of this agreement.
               ---------------

          38.  DEFINITIONS. "Landlord" as used in this Lease shall include
               -----------
Landlord's heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include Tenant's heirs and representatives, and if this Lease shall be validly assigned or the Premises sublet, shall include Tenant's assignees or sublessees, as to Premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

          39.  NOTICES. Any notice required or permitted to be given hereunder
               -------
shall be in writing and may be given by certified mail, return receipt requested, personal delivery, by facsimile transmission, Federal Express or other delivery service. If notice is given by certified mail, return receipt requested, notice shall be deemed given three (3) days after the notice is deposited with the U.S. Mail, postage prepaid, addressed to Tenant or to Landlord at the address set forth below. If notice is given by personal delivery, Federal Express or other delivery service, notice shall be deemed given on the date the notice is actually received by Landlord or Tenant. If any notice is transmitted by facsimile transmission, the notice shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes. A copy of all notices delivered to a party by facsimile transmission shall also be mailed to the party on the date the facsimile transmission is completed. Either party may by notice to the other specify a different address for notice purposes. Notwithstanding the address set forth below for Tenant, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time designate by notice to Tenant.

To Landlord at:     c/o Kwartler Associates, Inc.
                    2 North Street, Waldwick, NJ  07463

With a Copy to:     TA Associates Realty
                    28 State Street
                    Boston, MA  02109
                    Attention:  Pamela Adamian

To Tenant at:     Equinix
                  901 Marshall Street, 2nd Floor
                  Redwood City, California  94063
                  Attention:  General Counsel

With a Copy to:   Equinix
                  901 Marshall Street, 2nd Floor
                  Redwood City, California  94063
                  Attention:  Director of Real Estate

With a Copy to:   Orrick, Herrington & Sutcliffe LLP
                  Old Federal Reserve Bank Building
                  400 Sansome Street
                  San Francisco, California  94111-3143
                  Attention:  William G. Murray, Jr., Esq.

          40.     ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon
                  ---------------------
written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating, to the extent true: the date this Lease was executed and the date it expires, the date Tenant entered into occupancy of the Premises; the amount of minimum monthly rent and the date to which such rent has been paid; that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; that no rent has been paid more than one (1) month in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof). It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or a mortgage of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within fifteen (15) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee. In addition, Landlord shall at any time upon not less than fifteen (15) days' prior written notice from Tenant execute, acknowledge and deliver to Tenant a statement in writing certifying such information as Tenant may reasonably request including, but not limited to, the following: that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the date to which the minimum monthly rent and other charges are paid in advance and the amounts so payable, and that there are not, to Landlord's knowledge, any uncured defaults or unfulfilled obligations on the part of Tenant, or specifying such defaults or unfulfilled obligations, if any are claimed.

          41.  SUBROGATION. As long as their respective insurers so permit,
               -----------
Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers for such waivers and shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

          42.  GOVERNMENTAL ORDERS. Tenant agrees, at its own expense, to
               -------------------
promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy.

          43.  LIENS. Tenant shall keep the Premises and the property on which
               -----
the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations which the Tenant desires to make.

          44.  DISPLAYS. Tenant may not display or sell merchandise or allow
               --------
grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the exterior walls and doorways of the Premises. Except for any equipment installed pursuant to Section 57 of this Lease, Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises an advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeaker, phonographs or radio broadcasts.

          45.  AUCTIONS. Tenant shall not conduct or permit to be conducted any
               --------
sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

          46.  AUTHORITY OF TENANT. If Tenant is a corporation or partnership,
               -------------------
each individual executing this Lease on behalf of said corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership, and that this Lease is binding upon said corporation or partnership.

          47.  NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by
               -------------------------
Landlord of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.

          48.  BROKERS. Tenant represents and warrants to Landlord that neither
               -------
it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than the persons, if any, listed in Section 1(m), in negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, as well as costs and expenses including attorneys' fees incurred by Landlord in conjunction with any claim or claims, of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

          49.  NON-LIABILITY OF LANDLORD.
               -------------------------

               a. Except to the extent caused by the gross negligence of Landlord, its agents and employees, Landlord shall not be liable for any damage or injury which may be sustained by Tenant or by any other person, as a consequence of the failure, breakage, leakage or obstruction of the street or sub-surface; or of the water, plumbing, steam, sewer, waste or soil pipes; or of the roof, walls, drains, leaders, gutters, valleys, downspouts or the like; or of the electrical, gas, power conveyor, refrigeration, sprinkler, air conditioning or heating systems; or of the elevators or hoisting equipment; or of any other structural failure; or by reason of the elements; or resulting from theft or pilferage; or resulting from fire, explosion, or other casualty; or resulting from the carelessness, negligence, or improper conduct on the part of the Tenant, any other tenant, or of Landlord, except willful misconduct of Landlord, its agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of Landlord, of any services to be furnished or supplied by Landlord. All property kept, maintained or stored at the sole risk of the Tenant.

               b. Landlord shall not be liable to Tenant or any person or entity claiming through the Tenant, nor shall Tenant be excused from the performance of any obligation hereunder, due to any breach or violation by Landlord, by any other tenant or by any other person or entity, of:

                    (i)   any rule or regulation established by Landlord; or

                    (ii) any provision, covenant, term or condition of any other agreement affecting the Building and lands or any portion thereof. Further, Landlord shall not be liable, nor shall Tenant be excused from the performance of any obligation hereunder, due to the Landlord enforcing any right or remedy against the Tenant and/or against other tenants of the Building, but not against all tenants of the Building.

          50.  UNAVOIDABLE DELAYS.
               ------------------

               a. If, as a result of strikes, lockouts, labor disputes, inability to obtain labor, materials or reasonable substitutes therefore, acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, insurrection, revolution, sabotage, fire or other casualty, acts or failure to act by either party or any other tenant or other conditions beyond the control of either party, whether prior to or during the Term, either party shall fail punctually to perform any Lease obligation, then and in any of such events, such obligation shall be punctually performed as soon as practicable after such condition shall abate. In the event that either party as a result of any such condition, shall be unable to exercise any right or option within any time limit provided in this Lease, such time limit shall be deemed extended for a period equal to the duration of such condition. The failure of either party to perform any Lease obligation for the reasons set forth herein shall not affect, curtail, impair or excuse this Lease or the obligations of either party hereunder. Nothing contained herein shall excuse Tenant's failure to pay Rent or any other sums due hereunder.

               b. Except as otherwise specifically provided in this Lease, no diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building or to its appliances, or arising from the construction of or repairs or improvements to, other buildings, structures, land or appliances, to the various "services", if any, to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment shall be due to accident, alterations or repairs necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of such "service" nor any nonperformance by Landlord pursuant to subsection (a) of this Section, shall be deemed a constructive eviction, nor shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the Premises after the date above fixed for the commencement of the Term, it being understood that the Rental shall in any event, commence to run at such date as above fixed.

          51.  ENVIRONMENTAL PROVISIONS.
               ------------------------

               a. For purposes of this Lease, the following additional definitions shall apply:

                    (i) "Hazardous Substances" shall include any pollutants, petroleum products, dangerous substances, toxic substances, hazardous wastes, hazardous materials, or hazardous substances as defined in or pursuant to the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and all rules,
                                               -- ---
regulations, orders, directives and opinions promulgated thereunder ("ISRA"); the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and all
                                                             -- ---
rules, regulations, orders, directives and opinions promulgated thereunder ("Spill Act"); the Solid Waste Management Act, N.J.S.A. 13:1E-1 et seq.; and all
                                                                -- ---
rules and regulations promulgated thereunder; the Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq. ; the Comprehensive Environmental
                                -- ---
Response Compensation and Liability Act, 42 U.S.C. (S)9601 et seq. and all rules
                                                           -- ---
and regulations promulgated thereunder ("CERCLA"); or any other Federal, State or Local environmental law or ordinance and all rules and regulations promulgated under the foregoing, (collectively "Environmental Laws"). Except for small quantities of ordinary office supplies such as copier toner, liquid paper, glue, ink and common household cleaning materials, Tenant shall not cause or permit any Hazardous Substance to be brought, kept, or used in or about the Premises or the Building by Tenant, its agents, employees, contractors or invitees except in compliance with Environmental Laws.

                    (ii) "Release" means releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping.

                    (iii) "Notice" means any summons, citation, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from the New Jersey Department of Environmental Protection and

Energy ("DEP"), the United States Environmental Protection Agency ("EPA"), any other Federal, State or Local agency or authority or any other entity or any individual, concerning any act or omission resulting or which may result in the Release of Hazardous Substances into the waters or onto the lands of the State of New Jersey or into waters outside the jurisdiction of the State of New Jersey or into the "environment" as such terms are defined in CERCLA. "Notice" shall include the imposition of any liens of any real or personal property or revenues of Tenant including, but not limited to, Tenant's interest in the premises or any of Tenant's property located thereon pursuant to or resulting from the violation of, any Environmental Law, or any other governmental actions, orders or permits or any knowledge after due inquiry and investigation of any facts which could give rise to any of the above.

               b. To the extent that Tenant uses the Premises, whether as permitted by law or otherwise, for the generating, manufacturing, refining, transporting, treating, storing, handling, disposing, transferring or processing of Hazardous Substances, Tenant shall ensure that said use shall be conducted at all times strictly in accordance with applicable Environmental Laws. Tenant shall not cause nor permit as a result of any intentional or unintentional act or omission, a Release of Hazardous Substances, except in accordance with a valid permit or as otherwise permitted by law. If any intentional or unintentional act or omission results in any actual or alleged Release of Hazardous Substances for which Tenant is responsible under this Lease, Tenant promptly shall conduct necessary sampling and cleanup and remediate such Release in accordance with applicable Environmental Laws.

               c. Within thirty (30) days from date hereof, and thereafter within ten (10) days after written request by Landlord, but not more frequently than once per Lease Year and on each anniversary of the Commencement Date hereof, Tenant shall deliver to Landlord a duly executed and acknowledged affidavit of Tenant's chief executive officer certifying:

                    (i) The proper SIC Industry Group Number relating to Tenant's then current business and use(s) of the Premises; and

                    (ii) That Tenant's then current use(s) of the Premises does not involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of Hazardous Substances on site, above ground or below ground (all herein referred to as the "Presence of Hazardous Substances") except as permitted by the last sentence of Section 51.a.i.; or

                    (iii) That Tenant's then current use(s) of the Premises does involve the Presence of Hazardous Substances, in which event, said affidavit shall describe in detail that portion of Tenant's operations which involve the Presence of Hazardous Substances; provided that no such affidavit shall be required for the type and quantity of Hazardous Substances referenced in the last sentence of Section 51.a.i. Said description, inter alia, shall
                                                          ----------
identify each Hazardous Substance and describe the manner in which it is generated, handled, manufactured, refined, transported, treated, disposed of, and/or stored. Tenant shall supply Landlord with such additional information relating to said Presence of Hazardous Substances as Landlord may request.

               d. Tenant, at its sole cost and expense, promptly shall apply for ISRA approval prior to the occurrence of any event caused by Tenant that would trigger ISRA applicability, and reasonably pursue the matter to obtain an approved negative declaration or an approved remedial action workplan completion. Tenant shall have the right to utilize streamlined procedures for compliance with ISRA, as set forth in Sections 17 and 18 of ISRA, provided that if required by DEP, Tenant shall post a remediation funding source in an amount at least equal to 125% of the amount requested by DEP in a form satisfactory to DEP, and shall remain as a holdover tenant for such portion of the Premises as shall not be habitable as a result of Tenant remediation until all obligations extending beyond the expiration of the Term shall have been performed pursuant hereto. In the event that the occurrence is the transfer of title or other action by Landlord, Landlord at its cost and expense shall be responsible for ISRA compliance. Tenant and Landlord shall each furnish such information to the other and otherwise cooperate reasonably with each other in connection with each party's compliance with ISRA.

               e. In connection with the performance of its obligations pursuant to this Section 51, Tenant shall properly and accurately label and segregate all Hazardous Substances stored at the Premises and promptly shall furnish to Landlord true and complete copies of all documents, submissions and correspondence provided by Tenant to DEP and all documents, reports, directives and correspondence provided by DEP to Tenant, together with true and complete copies of all sampling and test results obtained from samples and tests taken at and around the Premises.

               f. Should DEP determine that pursuant to ISRA, a remedial action workplan be prepared and a cleanup be undertaken because of a Release of a Hazardous Substance at the Premises which occurred during the period in which Tenant shall have leased the Premises, whether or not pursuant to this Lease, and for which Tenant is responsible hereunder, Tenant, at its sole cost and expense, promptly shall prepare and submit the required plan and remediation funding source and promptly shall carry out the approved plan. Should Tenant's operations at the Premises be outside of those industrial operations covered by ISRA, Tenant, at its own cost and expense, shall obtain a Letter of Nonapplicability or de minimis quantity exemption from DEP prior to termination
                    -- -------
of the Term or as soon as reasonably practicable thereafter. Should there be any Release of a Hazardous Substance, then Tenant, at its sole cost and expense, promptly shall cleanup the Premises in accordance with Environmental Laws and to the satisfaction of DEP; provided, however, that if the contamination subject to such government requested or ordered inspection resulted from the gross negligence or intentional misconduct of Landlord or any of its employees, agents, contractors or invitees, or any other tenant of the Building, such cleanup shall be performed at Landlord's sole cost and expense.

               g. Should the submission of a remedial action workplan be required pursuant to ISRA for which Tenant is responsible hereunder, then Tenant, at is sole cost and expense, shall furnish to DEP, if required, a remediation funding source satisfactory to DEP, in the amount of at least 125% of the amount requested by DEP, in a form satisfactory to DEP, guaranteeing the performance and completion of Tenant's obligations pursuant to ISRA. The security furnished by Tenant shall be renewed and kept in force by Tenant, at Tenant's sole cost and expense, until such time as Tenant shall have received final approval of the cleanup and a release of the remediation funding source from DEP, it being acknowledged that said remediation funding source may be utilized by Tenant to pay for its remediation costs, to the extent and in the manner permitted by DEP.

               h. Regardless of which party may trigger the applicability of ISRA, or pursuant to any other Environmental Law, Tenant shall be responsible only for the remediation and obtaining of DEP approval for any Release of Hazardous Substances from, on, to or within the Premises which shall have occurred during the period in which Tenant shall have leased the Premises, whether or not pursuant to this Lease, unless such Release shall not have been caused by the intentional or negligent act(s) and/or omission(s) of Tenant, and Landlord shall be responsible for the remediation and obtaining of DEP approval for any such Release which shall have occurred prior to the commencement of the Tenant's leasing of the Premises, or which was not caused by the intentional or unintentional act(s) and/or omission(s) of Tenant.

               i. In the event Tenant is or would be responsible for triggering ISRA and is unable to obtain either (a) a non-applicability letter;
(b) an approval of a negative declaration; (c) a de minimis quantity exemption; or (d) an approval of a remedial action workplan, prior to the occurrence of the event triggering applicability of ISRA, then Tenant, at its sole cost and expense, shall do everything necessary in order to obtain agreement with DEP, authorizing the occurrence of the event triggering ISRA and obligating Tenant to comply, at its sole cost and expense, with all requirements of ISRA and without imposing any restrictions or prohibitions against the Premises.

               j. Tenant, at its sole cost and expense, shall observe, comply and fulfill all of the terms and provisions of all applicable Environmental Laws, as the same may be amended from time to time, as they relate to Tenant's use and occupancy of the Premises, whether or not pursuant to this Lease, unless caused by Landlord, or any agent, contractor or employee of Landlord or any other tenant of the Building.

               k. In the event there shall be filed a lien against the Building, Land and/or Premises arising out of a claim(s) by DEP pursuant to the provisions of the Spill Act or by EPA pursuant to the provisions of CERCLA, resulting from any act of commission or omission of Tenant or relating to a condition or circumstance which Tenant is obligated to cure, then and in such event, Tenant immediately either shall: 1) pay the claim and remove the lien from the premises; or, 2) furnish a bond, cash receipt or other security reasonably satisfactory to Landlord sufficient to discharge the claim out of which the lien arises.

               l. Each party hereby covenants and agrees to indemnify and hold the other harmless from and against any and all losses of whatever nature, including lost rentals, claims, costs, fines, penalties, losses and expenses, including but not limited to, reasonable attorney, consultant and expert fees that the other party may sustain as a result of such party's non-compliance or failure to comply in a timely fashion with the provisions of this Section 51 or any Environmental Law.

               m. Tenant promptly shall provide Landlord with all reports and notices made by Tenant pursuant to the Hazardous Substance Discharge Reports and Notices Act, N.J.S.A. 13:1K-15, et seq. and all rules, regulations, orders,
                                -- ---
directives and promulgated thereunder.

                    (i) Tenant promptly shall provide Landlord with all a copy of all permits relating to the Premises obtained by it pursuant to any Environmental Law.

               n. Tenant acknowledges that for Landlord to comply with the requirements of Environmental Laws, Landlord from time to time, may have to enter the Premises. Landlord and/or its agents shall have an irrevocable license and right to enter upon the Premises at all reasonable hours upon not less than forty-eight (48) hours advance written notice (which written notice for purposes herein may be given by facsimile or e-mail) (except in the case of an emergency where no notice shall be required) for the purpose of removing soil, installing test and/or monitoring wells, such other equipment and undertaking such other work as may be required by DEP. Any such entry may at Tenant's option be conditioned on Landlord and/or its agents being accompanied by a representative of Tenant. Landlord shall use commercially reasonable efforts to minimize any interference with Tenant's use and occupancy of the Premises during such entry.

               o. Tenant shall cooperate fully in allowing, from time to time, such examinations, tests, inspections, and reviews of the Premises as Landlord, in its sole but reasonable discretion, shall determine to be advisable in order to evaluate any potential environmental problems. Landlord expressly reserves the right, but without any obligation, to conduct examinations, tests, (including but not limited to a geohydrological survey of soil and subsurface conditions), inspections and reviews of the Premises as Landlord, in its sole and absolute discretion, may determine to be necessary.

               p. Landlord and Tenant agree to cooperate with each other to provide any information necessary to the other in order to effect compliance with any Environmental Law.

               q. Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be responsible for complying with any Environmental Law (including, without limitation, any remediation) in connection with any spill or Release of Hazardous Substances which occurred prior to the date Tenant first took possession of the Premises, or which was caused by Landlord or any agent, contractor or employee of Landlord or any other tenant of the Building.

               r. Tenant shall commence the performance of its obligations within the time period specified herein or within ten (10) days after obtaining knowledge or receiving notice requiring its performance hereunder, if no other time period is specified herein, and shall proceed diligently and in good faith to complete the performance of its obligations within a reasonable time. In the event Tenant shall fail to comply in full with this Section, Landlord, at its option, may perform any and all of Tenant's obligations as aforesaid, and all costs and expenses incurred by Landlord, in the exercise of its rights shall be deemed a claim against Tenant as Additional Rent payable on demand.

               s. The provisions of this Section 51 shall survive the expiration or earlier termination of this Lease, regardless of the reason for such termination and compliance with the provisions of this Section 51 may require Landlord or Tenant to expend funds or perform acts after the expiration or termination of this Lease. Landlord and Tenant agree to expend such funds and/or perform such acts and shall not be excused therefrom notwithstanding any expiration or termination of this Lease, it being agreed and acknowledged that the parties would not have entered into this Lease but for the provisions of this Section 51 and the survival thereof.

               t. During, at the end of, or after the Term of this Lease, Tenant, at no cost to Tenant, agrees to execute any or all documents reasonably required and/or prepared by Landlord in connection with compliance with any Environmental Law, provided the form and content of any such document is reasonably acceptable to Tenant and does not otherwise increase Tenant's obligations or decrease Tenant's rights under this Section 51.

               u. Landlord represents to the best of its knowledge that: (i) there are no underground storage tanks on the Premises; (ii) the Premises are in compliance with all Environmental Laws as of the Commencement Date of this Lease; (iii) there are no pending or threatened actions or proceedings relating to the Building, the Premises, or the land, by any governmental agency or authority under Environmental Laws or relating to Hazardous Substances, and Landlord will indemnify, defend and hold Tenant harmless from and against all costs, liabilities, damages, claims, demands and actions that may be suffered or incurred by Tenant as a result of any breach by Landlord of the foregoing representations and warranties, and Tenant shall only be liable for environmental conditions as a result of Tenant's use and occupancy.

          52.  GENERAL PROVISIONS.
               ------------------

               a.   Joint Obligation. If there be more than one Tenant, the
                    ----------------
obligations hereunder imposed shall be joint and several.

               b.   Marginal Headings, etc. The marginal headings index, lease
                    ----------------------
summary sheet and titles to the Sections of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

               c.   Choice of Law. This Lease shall be governed by and construed
                    -------------
in accordance with the laws of the State in which the Premises are located.

               d.   Successors and Assigns. The covenants and conditions herein
                    ----------------------
contained, subject to the provisions as to assignment, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

               e.   Recordation. Neither Landlord nor Tenant shall record this
                    -----------
Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

               f.   Quiet Possession. Upon Tenant's paying the rent reserved
                    -----------------
hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all the provisions of this Lease.

               g.   Inability to Perform. This Lease and the obligations of the
                    --------------------
Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

               h.   Partial Invalidity. Any provision of this Lease which shall
                    ------------------
prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision(s) shall remain in full force and effect.

               i.   Cumulative Remedies. No remedy or election hereunder shall
                    -------------------
be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

               j.   Entire Agreement. This Lease contains the entire agreement
                    ----------------
and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

               k.   No Option. The submission of this Lease for examination does
                    ---------
not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

          53.  OPTIONS.
               -------

               a.   Definition. As used in this Lease, the word "Option" has the
                    ----------
following meaning: (1) the right or option to extend the Term of this Lease or to renew this Lease, and (2) the option or right of first refusal to lease the Premises or the right of first refusal to lease other space within the Building.

               b.  Limitations on Options. Notwithstanding anything to the
                   ----------------------
contrary contained in any rider or addendum to this Lease, any options or rights of first refusal granted hereunder shall be subject and subordinated to any other options or rights of first offer previously given to any other person or entity.

          54.  OPTION TO RENEW.
               ---------------

               a. Subject to the provisions of Section 53, and provided that Tenant is not in Default at the time of Tenant's exercise of the Option or at the commencement of the applicable Option Term, as hereinafter defined, Tenant shall have three (3) five (5) year options to renew this Lease (individually, "Renewal Option"). Tenant shall provide to Landlord on a date which is prior to the date that each Renewal Option period would commence (if the Renewal Option is exercised) by not more than fifteen (15) months nor less than twelve (12) months a written notice of the exercise of the Renewal Option, time being of the essence. Such notice shall be given in accordance with Section 39 of this Lease. If notification of the exercise of any of the Renewal Options is not so given and received, the Renewal Options granted hereunder shall automatically expire. Base Rent applicable to the Premises for each Renewal Option term shall be equal to the greater of (i) the "Fair Market Rental" as hereinafter defined, and (ii) the then current escalated Base Rent. All other terms and conditions of this Lease shall remain the same, except that that with respect to Tenant's exercise of the first Renewal Option, there shall be only two (2) remaining Renewal Options, with respect to the exercise of the second

Renewal Option, there shall be only one (1) remaining Renewal Option and with respect to the exercise of the third Renewal Option there shall be no further Renewal Option.

          b. If the Tenant exercises the Option, the Landlord shall determine Fair Market Rental by using its good faith judgment. Landlord shall provide Tenant with written notice of such amount within fifteen (15) days after Tenant exercises its Option. Tenant shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's notice of the new base rent within which to accept such rental. In the event Tenant fails to accept in writing such rental proposal by Landlord, then such proposal shall be deemed rejected and Landlord and Tenant shall attempt to agree upon such Fair Market Rental, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant's Review Period ("Outside Agreement Date") then the parties shall each within ten (10) days following the Outside Agreement Date appoint a real estate broker who shall be licensed in the State of New Jersey and who specializes in the field of commercial office space leasing in the Secaucus, New Jersey market, has at least five (5) years of experience and is recognized within the field as being reputable and ethical. If one (1) party does not timely appoint a broker, then the broker appointed by the other party shall promptly appoint a broker for such party. Such two (2) individuals shall each determine within ten (10) days after their appointment such base rent. If such individuals do not agree on Fair Market Rental, then the two (2) individuals shall, within five (5) days, render separate written reports of their determinations and together appoint a third similarly qualified individual having the qualifications described above. If the two (2) brokers are unable to agree upon a third (3rd) broker, the third (3rd) broker shall be appointed by the President of the New Jersey Board of Realtors. In the event the New Jersey Board of Realtors is no longer in existence, the third (3rd) broker shall be appointed by the President of its successor organization. If no successor organization is in existence, the third (3rd) broker shall be appointed by the Chief Judge of the Circuit Court of Hudson County, New Jersey. The third (3rd) individual shall within ten (10) days after his or her appointment make a determination of such Fair Market Rental. The third (3rd) individual shall determine which of the determinations of the first two (2) individuals is closest to his own and the determination that is closest shall be final and binding upon the parties, and such determination may be enforced in any court of competent jurisdiction. Landlord and Tenant shall each bear the cost of its broker and shall share equally the cost of the third (3rd) broker. Upon determination of the base rent payable pursuant to this Section, the parties shall promptly execute an amendment to this Lease stating the rent so determined.

          c. The term "Fair Market Rental" shall mean the annual amount per rentable square foot that a willing, comparable renewal tenant using the Premises for a use permitted under this Lease would pay and a willing, comparable landlord of a similar building would accept at arm's length for similar space, giving appropriate consideration to the following matters: (i) annual rental rates per rentable square foot; (ii) the type of escalation clauses (including, without limitation, operating expenses, real estate taxes, and CPI) and the extent of liability under the escalation clauses (i.e., whether determined on a "net lease" basis or by increases over a particular base year or base dollar amount); (iii) rent abatement provisions reflecting free rent and/or no rent during the lease term; (iv) length of lease term; (v) size and location of premises being leased; and (vi) other generally applicable terms and conditions of tenancy for similar space; provided, however, Tenant shall not be entitled to any tenant improvement or refurbishment allowance and such shall be used in determining Fair Market

Rental. The Fair Market Rental may also designate periodic rental increases and similar economic adjustments. The Fair Market Rental shall be the Fair Market Rental in effect as of the beginning of the Option period, even though the determination may be made in advance of that date, and the parties may use recent trends in rental rates in determining the proper Fair Market Rental as of the beginning of the Option Period.

          55.  RIGHT OF FIRST REFUSAL. Subject to the provisions of Section 53,
               ----------------------
and provided Tenant is not in Default hereunder beyond any applicable notice and cure periods, at the time of Tenant's exercise of the Option or at the commencement of the Option term, and subject to all other rights and options held by any other person or entity, Tenant (throughout the initial fifteen (15) year Term of this Lease only) shall have the right of first refusal to lease any space that becomes available in the Building (the "Option Space"). Prior to entering into a lease of the Option Space, Landlord shall give Tenant written notice of all the material terms and conditions of a bona fide third party offer ("Offered Terms") (i) that Landlord has received from a tenant acceptable to Landlord and which Landlord desires to accept, or (ii) which Landlord has sent to a prospective tenant for the Option Space and such prospective tenant has indicated that it desires to accept such offer. Tenant may exercise such right only as to all of the Option Space described in the Landlord's notice and on all of the Offered Terms set forth in Landlord's notice, and not to merely a part of such Option Space or some of such terms. Tenant shall have ten (10) days in which to provide Landlord with written notice of its election to exercise such right and ten (10) days thereafter to execute an amendment incorporating the Offered Terms, time being of the essence. Such notice shall be given in accordance with Section 39 of the Lease. If Tenant does not give Landlord written notice of its election to lease such Option Space within the ten (10) day period or if Tenant fails to execute an amendment in form and substance acceptable to Landlord within the ten (10) day period described above, Landlord shall thereafter be free to lease such Option Space to the third party on terms that are not materially more favorable to the tenant than the Offered Terms with no further obligation to Tenant. For the purposes of this Section 55, "materially more favorable" shall mean economic terms (base rent, additional rent, free rent, tenant improvement allowance and other quantifiable inducements) that, in the aggregate, are, at least, twenty percent (20%) less than the economic terms offered to the Tenant. If the Landlord desires to lease the Option Space to a prospective tenant on terms that are materially more favorable to such tenant than the Offered Terms, then Landlord shall present such materially more favorable terms to the Tenant and Tenant shall have five
(5) days within which to elect to take or reject such Option Space on the materially more favorable terms. In the event that Tenant fails to respond within such five (5) day period, Tenant shall be deemed to have elected not to take such Option Space. In the event that a lease with a prospective tenant is not consummated within six (6) months of Landlord's notice of the Offered Terms due to a cessation of negotiations between the prospective tenant and Landlord, the provisions of this Section shall become applicable to any future offering of the Offered Space. Further, in the event that Tenant does not exercise its rights under this Section with regard to a particular offering of the Offered Space and a third party tenant enters into a lease for the Offered Space, the provisions of this Section shall apply to any future or subsequent offerings of the Offered Space.

          56.  OPTION TO EXPAND. Provided that Tenant is not in Default beyond
               ----------------
any applicable notice and cure periods at the time of Tenant's exercise of the Option or at the commencement of the Term with respect to the Expansion Space (as hereinafter defined), Tenant shall have the option (the "Expansion Option") to lease the balance of the Building containing approximately [*] rentable square feet (the "Expansion Space"). Landlord shall provide Tenant notice at such time as any existing tenant of the Expansion Space no longer has any renewal options remaining under such tenant's lease with Landlord. Such notice shall designate the square footage of the Expansion Space that will be available. Tenant shall provide to Landlord written notice within thirty (30) days of receipt of Landlord's notice of Tenant's exercise of the Expansion Option with regard to the portion of the Expansion Space designated in such notice, time being of the essence. Such notice shall be given in accordance with Section 39 of the Lease. If notification of the exercise of this Expansion Option as to any portion of the Expansion Space by Tenant is not so given within the thirty (30) day time period provided, the Expansion Option granted herein shall automatically expire as to the space designated in such notice. Landlord shall notify Tenant within sixty
(60) days following Tenant's exercise of the Expansion Option as to any particular portion of the Expansion Space when Landlord shall deliver such portion of the Expansion Space to Tenant (the "Expansion Delivery Date"). Landlord shall deliver any portions of the Expansion Space to Tenant in its then "as is" condition. The Base Rent payable for any portion of the Expansion Space leased hereunder shall be the greater of (i) the same Base Rent rate then in effect for the Premises as of the Expansion Delivery Date, and (ii) the "Fair Market Rental" of such portion of the Expansion Space. The Fair Market Rental shall be the Fair Market Rental in effect as of the Expansion Delivery Date even though the determination may be made in advance of that date, and the parties may use recent trends in rental rates in determining the proper Fair Market Rental as of the beginning of the Term with respect to any portion of the Expansion Space. If the parties are unable to agree on "Fair Market Rental", the provisions of Section 54 hereinabove shall apply, however, for purposes of this
Section 56 only, "Fair Market Rental" shall mean the fair market rental for a retail use of the applicable portion of the Expansion Space. Base Rent for any portion of the Expansion Space leased hereunder shall increase by [*] percent ([*]%) every five (5) years. In the event Tenant exercises any Renewal Option after Tenant has exercised this Expansion Option as to any portion of the Expansion Space, Base Rent for such portion of the Expansion Space only during the applicable Renewal Option term shall be equal to the greater of (i) the "Fair Market Rental" as determined in accordance with the provisions contained in this Section 56, and (ii) the then current escalated Base Rent for the Premises. The lease term applicable to any portion of the Expansion Space shall be coterminous with the Term for the Premises but in no event less than five (5) years if exercised at a time when less than five (5) years is remaining on the Term of the Lease with respect to the Premises. Tenant shall deposit an additional security deposit in an amount to be reasonably determined by Landlord taking into account Tenant's financial condition at the time, the Security Deposit already made by Tenant and the market for security deposits at the time; notwithstanding the foregoing, if prior to the commencement date for any portion of the Expansion Space, (a) the Tenant has maintained a public debt rating of AAA from any of the national recognized rating agencies, no additional security deposit shall be required; or (b) the Tenant has maintained a public debt rating of BBB from any of the national recognized rating agencies, the additional security deposit shall be [*] Dollars ($[*]); or (c) the Tenant has maintained a public debt rating better than BBB but less than AAA from any of the national recognized rating agencies, the additional security deposit shall be some portion of $[*], as

______________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

determined by Landlord in its sole but reasonable judgment. If Tenant has not maintained a public debt rating of at least BBB from any of the national recognized rating agencies, then the terms and conditions contained in the first part of the immediately preceding sentence shall control. All other terms and conditions of the Lease for any portion of the Expansion Space leased hereunder shall be the same as this Lease.

          57.  IMPROVEMENTS.
               ------------

               a. Tenant hereby accepts the Premises in its "as is" condition existing on the date of execution of this Lease. Landlord shall have no obligation to construct any tenant improvements to the Premises on behalf of the Tenant.

               b. Tenant shall, at Tenant's sole cost and expense, construct improvements ("Improvements") for the Premises in accordance with the Work Letter Agreement attached hereto as Schedule 1.
                                    ----------

               c. As part of the Improvements, and in accordance with the provisions of Section 25 of the Lease and Schedule 1 attached hereto (including,
                                          ----------
without limitation, Tenant shall be required to bear all costs and expenses associated with the work, Tenant shall obtain Landlord's prior written approval of all work, Tenant shall obtain all necessary approvals in connection thereto, Tenant shall indemnify Landlord in connection therewith), Tenant shall be permitted to install and provide multiple structural openings into the Building for (a) fiber optic cabling from two (2) diverse entrances into the Building,
(b) connecting the generator to the Premises, (c) providing a clear ground source directly to the Building grounding system at the entrance, (d) to install a roof-top HVAC system, (e) to modify the existing sprinkler system in the Premises to construct a dry-pipe, pre-action sprinkler system; this will consist of modifying the existing wet-pipe sprinkler system and installing a dry-pipe deluge valve to modify the wet system and to allow only air pressure in Tenant's system, this precaution system to meet all applicable codes and to not affect the Building system in any way, and (f) block one or more windows and roll-up doors.

               d.   Emergency Generator, Generator Conduits, HVAC - Tenant shall
                    ---------------------------------------------
have the right to install and use generators and related above-ground fuel tanks, generator conduits and HVAC ("Equipment") in the approximate location shown on Exhibit C hereto, subject to the terms and conditions of this Lease and
         ---------
the following specific conditions:

                    (i) Tenant shall bear all costs and expenses associated with the installation of such Equipment and Tenant shall be responsible for, and shall bear all costs and expenses associated with the operation, maintenance and removal, if required under subsection (vii) below, of said Equipment upon the expiration of other termination of this Lease. Tenant understands and acknowledges that Landlord shall not be responsible for the operation of any such back-up power facility.

                    (ii) Subject to Tenant's rights to make Alterations as more particularly set forth in Section 25 herein, the plans and specifications for the Equipment shall be subject to the prior written approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Tenant shall install the Equipment in a good and safe manner in accordance with the terms and conditions of this Lease, including, without limitation, all of the provisions contained in Section 51 of this Lease. Tenant shall provide reasonable notice to Landlord of the time and date upon which it desires to install such facilities. Landlord shall have the right to have a representative present at the installation of the Equipment in order to approve the methods of installation and performance thereof.

                    (iii) Tenant shall have the responsibility to secure all necessary approvals relating to the installation and operation of such Equipment from state, federal and other governmental authorities and shall provide copies of all such approvals to Landlord prior to installation and operation of such Equipment. Further, Tenant shall construct, operate and maintain such Equipment in accordance with all applicable laws, including all environmental laws, ordinances, rules and regulations and in compliance with the reasonable requirements of the insurers of the Building. Tenant hereby agrees to indemnify Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Building, damages for the loss or restriction or use of rentable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Term of this Lease as a result of such breach.

                    (iv) Tenant shall indemnify, defend and hold Landlord, its principals, officers, directors, agents, employees and servants harmless from and against any liability, loss, costs, claims, damage and expense of whatever kind arising directly or indirectly from the installation, operation, maintenance, repair, and removal of such Equipment, including, but not limited to, attorneys' fees and court costs.

                    (v) Tenant shall pay all taxes of any kind or nature whatsoever levied upon such Equipment and all licensing fees, franchise fees and other taxes, expenses and other costs of any nature whatsoever relating to the construction, ownership, maintenance and operation of said Equipment.

                    (vi) The rights afforded Tenant hereunder specifically to include: (i) the right to install and maintain one or more fuel lines between any fuel tanks and any generators; (ii) the right to install and maintain necessary electrical connections from any generators to the Premises; and (iii) the right of reasonable access to those portions of the Building necessary for the installation and maintenance of any generators, tanks, fuel lines, and electrical connections, subject to the terms and conditions of this Lease.

                    (vii) Tenant shall remove said Equipment at the expiration or earlier termination of the Lease and repair any damage caused by said removal, provided, however, at the written request of Tenant, Landlord agrees to notify Tenant concurrently with Landlord's consent to the placement of such Equipment whether Landlord will require Tenant to remove such alterations, additions or improvements at the end of the Lease Term.

                    (viii) Landlord grants to Tenant the right, at no additional charge or Rent, to install, and Landlord acknowledges that Tenant's use of the Premises will require some or all of the following: (i) backbone fiber optic cabling from two separate means of entry from the adjoining streets to, and core drilling of, the Building core structural wall and from the Building core structural wall, by two diverse paths, to the Premises; (ii) specialty air conditioning equipment in an area to be designated on Tenant's plans and specifications, together with all necessary connections from such location to the Premises; (iii) 3-phase, 4-wire live load electric service (including furnishing and installation of conduit) to the Premises' electrical closet and all necessary connections from such location to Tenant's equipment; (iv) an independent, Tenant controlled fire suppression system which will include access to Tenant for exhaust louvers, shafts or risers necessary for the discharge of exhaust from the Premises from such system as well as Tenant's air conditioning system; (v) connection of the office space areas within the Premises to Landlord's fire alarm system; (vi) a raised floor system to accommodate Tenant's telecommunications equipment; (vii) a copper insulated ground conductor in conduit from the master ground at the lowest point in the Building to the Premises; and (viii) the installation of interior walls or window covering materials to stabilize environmental conditions within the Premises.

               e.   Roof-top Access - Landlord hereby agrees that Tenant shall
                    ---------------
have, subject to the rights of other tenants in the Building existing as of the date of execution of this Lease, non-exclusive access to and use of a portion of the Building roof for Tenant's communication equipment, the location of which shall be reasonably agreed upon by Landlord and Tenant, provided that Tenant shall have exclusive use and unrestricted access of that portion of the roof which is directly over the Premises.

               f.   Interference -
                    ------------

                    (i) Tenant agrees to use commercially reasonable efforts to insure that the Equipment will not cause material interference with (i) any existing communications equipment installed on the Building, or (ii) with the ability of other tenants/occupants of the Building as of the date of this Lease to receive or transmit radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort presently or hereafter installed, or
(iii) with any equipment, installation, wires, cabling or machinery (electronic or other wise) at the Building. Should interference occur, Landlord shall provide Tenant with notice of such interference ("Landlord's Interference Notice") and Tenant shall promptly make all commercially reasonable necessary repairs and adjustment, at Tenant's sole cost and expense, to attenuate the interference to Landlord's reasonable satisfaction and any costs and expenses incurred by Landlord in connection therewith shall be paid to Landlord by Tenant within thirty (30) days after Tenant's receipt of Landlord's Interference Notice.

                    (ii) Landlord shall include in antenna site agreements Landlord executes in the future a provision requiring future antenna site users to use commercially reasonable efforts not to interfere with the radio signals generated from the Premises. Landlord shall have no liability to Tenant for Landlord's failure to include such a provision in further agreements.

                    (iii) Prior to the installation of any of the Equipment, Tenant shall obtain and supply to Landlord a written evaluation of the Premises to determine if the operation of the Equipment together with the other electrical equipment located at the Building, would cause any location in the Building to exceed the FCC radiated power density maximum permissible exposure for workers and the general public or would otherwise expose Landlord to liability to third parties due to such exposure (hereinafter the "MPE"), Tenant shall operate the Equipment in a manner that will not exceed the MPE.

               g.   Consent - Whenever Landlord's consent is required pursuant
                    -------
to this Section 57, Landlord shall, within ten (10) business days after its receipt of written notice from Tenant requesting Landlord's consent which such request shall include all information necessary for Landlord to render such consent (including, without limitation, plans and specifications, and permits and licenses) either (i) give its written consent to the Improvements, or (ii) deny its consent to the Improvements, setting forth the reasons for such denial. It shall be deemed reasonable for Landlord to condition its consent to any Improvements on Tenant's agreement to landscape and/or fence any areas affected by the making of such Improvements which may be visible from the outside of the Building and which would not be in keeping with the aesthetic harmony of the Building, including the landscaped areas. If Landlord fails to respond within such ten (10) business day period, then Landlord shall be deemed to have consented to the proposed Improvements.

          58.  ENVIRONMENTAL INSURANCE. Landlord may obtain and keep in force
               -----------------------
during the Term of this Lease, at Tenant's sole cost and expense, a policy or policies of environmental insurance in an amount reasonably determined by Landlord from time to time, covering loss or damage to the Premises, the land underlying the Building, and the Building arising as a result of Tenant's use and occupancy of the Premises

                        [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals in triplicate, the day and year first above written.

                            LANDLORD


                            BURLINGTON REALTY ASSOCIATES III LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership


                            By: Burlington Realty Associates III Corporation, a Maryland Corporation,
                                 its sole general partner

                                  By: /s/ Andrew M. Neher
                                     ___________________________________________


                                 Its: Senior Vice President
                                     ___________________________________________

                            TENANT


                            EQUINIX,
                            a Delaware corporation

                            By:     /s/ Roy Earle
                                   _____________________________________________

                                    Roy Earle
                                   _____________________________________________
                                       (print name)

                                    VP, IBX Development
                                   _____________________________________________
                                       (print title)

                            Its:    VP, IBX Development
                                   _____________________________________________
                                       (print title)

                                   ADDENDUM

          THIS ADDENDUM (the "Addendum") is attached to the Lease dated as of June ___, 2000 by and between BURLINGTON REALTY ASSOCIATES III LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and EQUINIX, a Delaware corporation ("Tenant") and incorporated herein by reference thereto. To the extent that there are any conflicts between the provisions of the Lease and the provisions of this Addendum, the provisions of this Addendum shall supersede the conflicting provisions of the Lease.

          1.   Lease Commencement Date with respect to Premises B. With respect
               --------------------------------------------------
to Premises B, Tenant acknowledges that the lease with the existing tenant of the Premises B space is due to expire December 31, 2004, and that Landlord expects to deliver Premises B to Tenant on or about January 1, 2005 or on such earlier date as may occur. Accordingly, Tenant shall accept possession of Premises B at such time as Landlord is able to deliver Premises B to Tenant. Landlord agrees to notify Tenant in writing of the date it expects to be able to deliver Premises B to Tenant. Landlord shall deliver Premises B to Tenant in its then "as is" condition. The Base Rent payable for Premises B shall be the same Base Rent Rate then in effect for Premises A as of the Lease Commencement Date with respect to Premises B and shall escalate at the same time and at the same rate as the Base Rent for Premises A. The Lease Term applicable to the Premises B space shall be coterminous with the Term for Premises A. Tenant shall deposit an additional security deposit in an amount to be reasonably determined by Landlord taking into account Tenant's financial condition at the time, the Security Deposit already made by Tenant and the market for Security Deposits at the time; notwithstanding the foregoing, if prior to the Commencement Date with respect to Premises B, (a) the Tenant has maintained a public debt rating of AAA from any of the national recognized rating agencies, no additional security deposit shall be required; or (b) the Tenant has maintained a public debt rating of BBB from any of the national recognized rating agencies, the additional security deposit shall be [*] Dollars ($[*]); or (c) the Tenant has maintained a public debt rating better than BBB but less than AAA from any of the national recognized rating agencies, the additional security deposit shall be some portion of $[*], as determined by Landlord in its sole but reasonable judgment. If Tenant has not maintained a public debt rating of at least BBB from any of the national recognized rating agencies, then the terms and conditions contained in the first part of the immediately preceding sentence shall control.

          2.   Security Deposit. Section 10 of the Lease is hereby amended by
               ----------------
adding the following at the end of Section 10:

               (a) The security deposit shall be in the form of an irrevocable and unconditional letter of credit (the "Security Deposit L/C") in the amount set forth in Section 1.k as security for Tenant's full and faithful performance of Tenant's obligations hereunder. The Security Deposit L/C shall be delivered to Landlord at Tenant's sole cost and expense. The Security Deposit L/C shall be issued by and drawn on a bank reasonably acceptable to Landlord,

_______________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in Landlord's sole discretion, and shall name Landlord as Beneficiary. The Security Deposit L/C shall be substantially in the form attached hereto as Exhibit C. If the maturity date of the Security Deposit L/C is prior to the end of the Term of the Lease, Tenant shall renew the Security Deposit L/C as often as is necessary with the same bank or financial institution (or a similar bank or financial institution reasonably acceptable to Landlord) and upon the same terms and conditions, not less than thirty (30) days prior to the purported expiration date of the Security Deposit L/C. In the event that Tenant fails to timely renew the Security Deposit L/C as aforesaid, Landlord shall be entitled to draw against the entire amount of the Security Deposit L/C. The Security Deposit L/C shall be assignable by Landlord and upon such assignment to any party assuming in writing the lessor interest in this Lease, Landlord shall be relieved from all liability to Tenant therefor.

          (b) Upon the occurrence of any default by Tenant in the payment of Base Rent or upon the occurrence of the events described in Section 22 of the Lease or in the event that Landlord terminates this Lease in accordance with the terms hereof following a default by Tenant, Landlord shall have the right to draw the entire amount of the Security Deposit L/C. Landlord agrees to copy Tenant on any notice to the issuing bank requesting a draw against the Security Deposit L/C. In the event that Tenant defaults in making any money payment required to be made by Tenant under the terms of this Lease other than the payment of Base Rent, then Landlord shall be entitled to draw upon so much of the Security Deposit L/C as equals the defaulted payment(s), plus any interest or other charges due thereon in accordance with this Lease, plus an additional [*]percent ([*]%) of such total. If Landlord elects to make a partial draw upon the Security Deposit L/C, Tenant shall promptly restore the Security Deposit L/C to its original amount within ten (10) days after written demand herefor. Landlord's election to make a partial draw upon the Security Deposit L/C shall in no event prejudice or waive Landlord's right to terminate this Lease if permitted under applicable provisions of this Lease, nor shall such election prejudice or waive any other remedy of Landlord reserved under the terms of this Lease, including the right to draw the entire amount of the Security Deposit L/C, if applicable. The Security Deposit L/C shall be available for payment against the presentation of a sight draft by the Landlord (with simultaneous notice to Tenant) together with a certificate from Landlord that Tenant is in default of its obligations hereunder beyond expiration of any applicable notice and cure periods and that Landlord is entitled, by the terms of this Lease, to draw upon the Security Deposit L/C. The Security Deposit L/C shall provide for facsimile drawings and state that if a demand is presented to the issuing bank by facsimile, the original Letter of Credit shall not be required. The proceeds of the Security Deposit L/C, if drawn by Landlord pursuant to the terms hereof, shall be held by Landlord and applied to reduce any amount owed by Tenant to Landlord. Interest shall be payable in accordance with Section 1.k of the Lease for any Security Deposit L/C proceeds held on account.

          (c) In the event that (1) Landlord draws the full amount of the Security Deposit L/C as a result of a default by Tenant, (2) this Lease is not terminated by Landlord as a result of such default, (3) such default is fully cured by Tenant, and (4) there is no outstanding uncured default by Tenant, then the balance of the sums drawn (after the payment of any sums

______________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

related to the curing of any defaults) shall be applied first to obtain a replacement letter of credit as security for Tenant's performance hereunder, and the remaining balance, if any, will be refunded to Tenant. Upon the termination of this Lease and the payment in full to Landlord of all damages, costs and expenses to which Landlord is entitled, the balance of any funds drawn from the Security Deposit L/C after satisfying such obligations in full shall be refunded to Tenant.

          (d) To the extent that the Security Deposit L/C is either lost or the issuing bank will not honor the Security Deposit L/C, Tenant personally guarantees the proceeds of the Security Deposit L/C and will immediately remit to Landlord the amount of the Security Deposit in cash to be held in accordance with this Section 1.k of the Lease."

          3.   Operating Expense Exclusions. Notwithstanding anything to the
               ----------------------------
contrary contained in Section 6 of the Lease, Operating Expenses shall not include the following:

                    (i) Costs of repairs, restoration, replacements or other work occasioned by (1) fire, windstorm or other casualty of an insurable nature (whether such destruction be total or partial) and paid by insurance required to be carried by Landlord under this Lease or (2) the gross negligence or intentional tort of Landlord;

                    (ii) all costs, fees and expenses incurred in leasing or attempting to lease any portion of the Building;

                    (iii)  ground rent;

                    (iv) unrecovered expenses resulting directly from the gross negligence of Landlord, its agents, employees or contractors;

                    (v) costs incurred to correct violations by Landlord of any law, rule, order or regulation which was in effect as of the Commencement Date;

                    (vi) salaries, wages and benefits of any employee above the level of senior property manager;

                    (vii) expenses incurred in leasing or procuring tenants for the Building (including lease commissions, advertising expenses and expenses of renovating space for tenants);

                    (viii) interest or amortization payments on any mortgages or deeds of trust;

                    (ix) costs incurred to contain, abate, remove or otherwise clean up the Building or the Land required as a result of the presence of Hazardous Materials in, about or below the Building or the Land to the extent caused by Landlord or another tenant;

                    (x) expenses for the correction of defects in Landlord's initial construction of the Building;

                    (xi) costs of electricity outside normal business hours sold to tenants of the Building by Landlord or any other special service to the tenants or service in excess of that furnished to Tenant whether or not Landlord receives reimbursement from such tenants as an additional charge;

                    (xii) all amounts which would otherwise be included in Operating Expenses which are paid to any affiliate or subsidiaries of Landlord, or any representative, employee or agent of same, to the extent the costs of such services exceed the competitive rates for similar services or comparable quality rendered by persons or entities of similar skill (i.e., that portion of the costs and expenses for such services that exceed the competitive rate shall not be included in Operating Expenses), competence and experience, provided, however, that a management fee of three percent (3%) of gross revenues shall be deemed not to exceed the competitive rate;

                    (xiii) legal expenses for disputes with tenants (other than costs arising from claims or disputes where the tenants of the Building would benefit if Landlord prevails, including claims in connection with Landlord's efforts to enforce the Rules and Regulations);

                    (xiv) rentals and other related expenses incurred in leasing any equipment ordinarily considered to be of a capital nature;

                    (xv) costs of acquisition of sculpture, paintings, or other objects of art;

                    (xvi) any Operating Expense of the Landlord which is otherwise paid or reimbursed in full by Tenant or any other tenant of the Building pursuant to this Lease or any other lease pertaining to space in the Building;

                    (xvii) wages, salaries or other compensation or benefits for off-site employees applicable to the time spent working at other buildings, other than the Building manager (provided that with respect to each employee that services the Building and other buildings, a pro rata portion of such employee's salary shall be included in Operating Expenses).

          4.   Free Move-In.  Landlord shall furnish, without charge, such air-
               ------------
conditioning, light and power as may be required in the Premises during Tenant's move-in.

          5.   Water Leaks and Communications Failures.
               ---------------------------------------

               (a) Notwithstanding any contrary provision of the Lease, in the event that there is a water leak into the Premises, for a reason not caused by the acts of Tenant ("Water Leak"), Tenant shall promptly provide written notice of a Water Leak in the manner set forth in Section 39 of the Lease as modified by Paragraph 4(c) below ("Water Leak Notice"). If the Water Leak Notice is provided by facsimile transmission such notice shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes in accordance with Section 39 of the Lease. If the Water Leak Notice is delivered to Landlord during Building Hours (9:00 a.m. to 5:00 p.m., Monday through Friday, excluding customary holidays), Landlord shall have six (6) hours to commence curing said Water Leak and shall thereafter diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. If the Water Leak Notice is delivered to Landlord outside of Building Hours, Landlord shall have until the next business day, but in no event longer than fifteen (15) hours, to commence curing said Water Leak and shall diligently pursue such cure of a Water Leak within the applicable cure commencement period as extended by Force Majeure Events, Tenant shall be entitled to undertake such commercially reasonable efforts as are necessary to cure the Water Leak. Subject to the rights of other tenants in the Building, Tenant shall have the right to enter such portions of the Building as may be reasonably required to effectuate any reasonable cure of such Water Leak, provided that (i)

Tenant shall use all reasonable efforts to include the Building manager or Building personnel in connection with the entry into any portions of the Building outside of the Premises, and (ii) Tenant shall repair any damage caused by any such repair activities of Tenant and shall indemnify and hold Landlord harmless from any claims, including any related attorneys' fees, by other tenants in the Building for damage to persons or property resulting from such activities of Tenant. Tenant shall be entitled to reimbursement for the sums reasonably expended by Tenant to effectuate such cure within thirty (30) days after submitting a written invoice of said sums to Landlord; provided that, if Landlord disputes the amount of such claim for reimbursement, Landlord shall give Tenant written notice of such dispute prior to the end of such thirty (30) day period in which event Landlord and Tenant shall meet and confer on not less than two (2) occasions (at a mutually agreeable time and place in the Hudson County, New Jersey or Boston, Massachusetts areas) in the ensuing sixty (60) days in an attempt to resolve such dispute. In no event shall Tenant be entitled to offset such sums. Notwithstanding anything to the contrary contained herein, nothing contained in this Paragraph 4 or elsewhere in the Lease shall be construed in anyway to make Landlord liable to Tenant in any way for a Water Leak caused by any reason other than the gross negligence or willful misconduct of Landlord or its employees, agents or contractors.

               (b) Notwithstanding any contrary provision of the Lease, in the event there is a failure in supply of electrical power to the Premises or a telecommunications or data interruption in the Premises, for a reason not caused by the acts of Tenant ("Communication Failure"), Tenant shall promptly provide written notice of a Communication Failure in the manner set forth in Section 39 of the Lease as modified by Paragraph 4(c) below ("Communication Failure Notice"). If the Communication Failure Notice is provided by facsimile transmission such notice shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes in accordance with Section 39 of the Lease. If the Communication Failure Notice is delivered to Landlord during Building Hours, Landlord shall have six (6) hours to commence curing said Communication Failure and shall thereafter diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. If the Communication Failure Notice is delivered to Landlord outside of Building Hours, Landlord shall have until the next business day, but in no event longer than fifteen (15) hours, to commence curing said Communication Failure and shall diligently pursue such cure of a Communication Failure within the applicable cure commencement period as extended by Force Majeure Events, Tenant shall be entitled to undertake such commercially reasonable efforts as are necessary to cure the Communication Failure. Subject to the rights of other tenants in the Building, Tenant shall have the right to enter such portions of the Building as may be reasonably required to effectuate any reasonable cure of such Communication Failure, provided that (i) Tenant shall use all reasonable efforts to include the Building manager or Building personnel in connection with the entry into any portions of the Building outside of the Premises, and (ii) Tenant shall repair any damage caused by any such repair activities of Tenant and shall indemnify and hold Landlord harmless from any claims, including any related attorneys fees, by other tenants in the Building for damage to persons or property resulting from such activities of Tenant. Tenant shall be entitled to reimbursement for the sums reasonably expended by Tenant to effectuate such cure within thirty (30) days after submitting a written invoice of said sums to Landlord; provided that, if Landlord disputes the amount of such claim for reimbursement, Landlord shall give Tenant written notice of such dispute prior to the end of such thirty (30) day period in which event

Landlord and Tenant shall meet and confer on not less than two (2) occasions (at a mutually agreeable time and place in the Hudson County, New Jersey or Boston, Massachusetts areas) in the ensuing sixty (60) days in an attempt to resolve such dispute. In no event shall Tenant be entitled to offset such sums. Notwithstanding anything to the contrary contained herein, nothing contained in this Paragraph 4 or elsewhere in the Lease shall be construed in anyway to make Landlord liable to Tenant in any way for a Communication Failure caused by any reason other than the gross negligence or willful misconduct of Landlord or its employees, agents or contractors.

               (c) For purposes of this Paragraph 5, during Building Hours, Tenant shall provide written notice to the Building Manager or Building Chief Engineer and outside of Business Hours, Tenant shall provide written notice to the Building Manager, Building Chief Engineer or the Building security guard in the main lobby; provided any such written notice given by facsimile transmission shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes.

                                   EXHIBIT A
                                   ---------


                        Site Plan with Demised Premises

                                  EXHIBIT A-1
                                  -----------


                          Site Plan with Outside Area

                                     A-1-1

                                   EXHIBIT B
                                   ---------


                    Lease Commencement Verification Letter

          EQUINIX, a Delaware corporation ("Tenant"), hereby certifies that it has entered into a lease with BURLINGTON REALTY ASSOCIATES III LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and verifies the following information as of the _____ day of ______________, 2000:

Number of Rentable Square Feet in Premises:  ______________________________

                         Commencement Date:  ______________________________

                    Lease Termination Date:  ______________________________

                            Tenant's Share:  ______________________________

                         Initial Base Rent:  ______________________________

                Billing Address for Tenant:  ______________________________

                                             ______________________________

                                             ______________________________

                                 Attention:  ______________________________

                          Telephone Number:  ______________________________

                      Federal Tax I.D. No.:  ______________________________

          Tenant acknowledges and agrees that all tenant improvements Landlord is obligated to make to the Premises, if any, have been completed and that Tenant has accepted possession of the Premises and that as of the date hereof, there exist no offsets or defenses to the obligations of Tenant under the Lease. Tenant acknowledges that it has inspected the Premises and found them suitable for Tenant's intended commercial purposes.

                                      EQUINIX

                                      By:  ____________________________________

                                           ____________________________________
                                                       (print name)

                                      Its: ____________________________________
                                                       (print title)

ACKNOWLEDGED AND AGREED TO:


LANDLORD


BURLINGTON REALTY ASSOCIATES III
LIMITED PARTNERSHIP,
a Delaware limited partnership


By: Burlington Realty Associates III Corporation,
    a Maryland corporation,
    its sole general partner

    By:_____________________________

    Its:____________________________

                                   EXHIBIT C
                           Form of Letter of Credit


                      IRREVOCABLE STANDBY LETTER OF CREDIT
                                NUMBER ________


-------------------------------------------------------------------------------
LETTER OF CREDIT                    ISSUE DATE                 EXPIRY DATE
AMOUNT
-------------------------------------------------------------------------------
US [AMOUNT]                         [DATE]                     [DATE]

-------------------------------------------------------------------------------



BENEFICIARY:                                           APPLICANT:
[LANDLORD]                                                  [TENANT]


GENTLEMEN:

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT IN THE AGGREGATE AMOUNT OF US [AMOUNT] WHICH IS AVAILABLE BY PAYMENT OF YOUR DRAFT(S), AT SIGHT, DRAWN ON OURSELVES, WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. A STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF [LANDLORD] (HEREIN CALLED "THE LANDLORD") STATING THAT: "THIS CERTIFIES THAT A DEFAULT EXISTS PURSUANT TO THAT CERTAIN DEED OF LEASE BETWEEN [LANDLORD], LANDLORD AND [TENANT]. TENANT, AS AMENDED FROM TIME TO TIME."

                                     -OR-

"[TENANT] (THE "TENANT") HAS FAILED TO RENEW OR REPLACE THIS LETTER OF CREDIT THIRTY (30) DAYS BEFORE ITS CURRENT EXPIRATION DATE AND LANDLORD IS ACCORDINGLY ENTITLED TO DRAW UPON THIS LETTER OF CREDIT."

2.   THE ORIGINAL OF THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT WRITTEN AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRY DATE UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU IN WRITING AT THE ABOVE ADDRESS BY EXPRESS COURIER THAT WE ELECT NOT TO RENEW

THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIODS(S). UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY PRESENTATION OF YOUR DRAFT AT SIGHT ON US

PARTIAL DRAWINGS ARE PERMITTED.

THIS IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. THIS UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR INCORPORATED BY REFERENCE TO ANY DOCUMENT OR CONTRACT REFERRED TO HEREIN.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT SHALL BE DULY HONORED IF PRESENTED TOGETHER WITH DOCUMENT(S) AS SPECIFIED ABOVE AND THE ORIGINAL OF THIS CREDIT, AT OUR OFFICE LOCATED AT [MUST BE ADDRESS LOCAL TO ___________ AREA] ON OR BEFORE THE ABOVE STATED EXPIRY DATE. DRAFT(S) DRAWN UNDER THIS CREDIT MUST SPECIFICALLY REFERENCE OUR CREDIT NUMBER. DRAFTS DRAWN IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE HONORED BY US WITHOUT INQUIRY AS OF THE TRUTH OF THE STATEMENTS SET FORTH IN THE DRAW REQUEST AND REGARDLESS OF WHETHER APPLICANT DISPUTES THE CONTENT OR ACCURACY OF SUCH STATEMENTS. FACSIMILE DRAWINGS ARE PERMITTED. IF A DRAFT IS PRESENTED TO US BY FACSIMILE TO OUR FAX NUMBER _______________, THE ORIGINAL LETTER OF CREDIT IS NOT REQUIRED.

WE HEREBY ENGAGE WITH YOU THAT DRAWINGS PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED WITHIN TWO (2) BUSINESS DAYS AFTER OUR RECEIPT OF YOUR PRESENTATION OF THE CERTIFICATE AND ANY SUCH DOCUMENTS AT THE ABOVE ADDRESS.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, ESTABLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, AS IN EFFECT ON THE DATE OF ISSUANCE OF THIS CREDIT.

SINCERELY,

____________________________
AUTHORIZED REPRESENTATIVE

                                  SCHEDULE 1
                                  ----------


                             WORK LETTER AGREEMENT

          1.   Plans.  Tenant shall cause its architects and engineers to
               -----
prepare and submit to Landlord for approval detailed plans, specifications and working drawings ("Plans") for the construction of Tenant's leasehold improvements ("Improvements") to the Premises, which such approval shall not be unreasonably withheld, conditioned or delayed. Landlord reserves the right to reasonably approve any space planner, architect or engineer employed by Tenant. Tenant's Plans shall include items and information as Landlord shall reasonably require to evaluate Tenant's work. Tenant shall use the Plans to obtain all permits and approvals which are necessary to construct the Improvements. All Improvements shall be constructed in a good and workmanlike manner and in accordance with all applicable laws, codes and regulations, including the Americans with Disabilities Act ("ADA"). It is expressly agreed that (a) Tenant shall not commence any such work until said Plans have been approved by Landlord, and (b) the Plans which have been so approved by Landlord shall be used by Tenant to obtain all permits that are necessary to construct the Improvements. As used herein, the term "Improvements" shall include all work to be done in the Premises pursuant to the Plans, including, but not limited to: demolition work, partitioning, doors, ceiling, floor coverings, wall finishes (including paint and wallcoverings), window coverings, electrical (excluding the cost of computer cabling), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork. After approval of the Plans by Landlord, no material changes to the Plan shall be made without the prior written approval of Landlord which such approval shall not be unreasonably withheld, conditioned or delayed. Tenant acknowledges that Landlord's review and approval of the Plans is not conducted for the purpose of determining the accuracy and completeness of the Plans, their compliance with applicable codes and governmental regulations including ADA, or their sufficiency for purposes of obtaining a building permit, all of which shall remain the responsibility of Tenant and Tenant's architect. Accordingly, Landlord shall not be responsible for any delays in obtaining the building permit due to the insufficiency of the Plans or any delays due to changes in the Plans required by the applicable governmental regulatory agencies reviewing the Plans.

          2.   Construction of Improvements.
               ----------------------------

               2.1 Tenant shall obtain Landlord's reasonable approval of Tenant's contractor. Landlord's approval, when required in this Work Letter Agreement, shall be given or denied (as applicable) within ten (10) business days of receipt of the necessary information from Tenant. In the event Landlord fails to respond within such ten (10) business day period, Landlord shall be deemed to have consented to such request for approval. Tenant's contractors and subcontractors shall be required to provide the following types of insurance, in the minimum amounts indicated, naming Landlord (and Landlord's mortgagee, if required by Landlord) as additional insured:

                    (a) Workmen's Compensation with full statutory limits for employer's liability.

                                     S-1-1

                    (b) Commercial General Liability Insurance including direct and contingent liability in the aggregate amount of One Million and No/100 Dollars ($1,000,000.00) combined single limit coverage per occurrence for personal injury, death or property damage.

                    (c) The Liability Policy shall include coverage for Broad Form Hold Harmless Agreement as is contained in the standard contract.

                    (d) Automobile Liability insurance with bodily injury limits of $250,000 per person, $500,000 per accident, and $50,000 per accident for Property Damage.

Certificates of all of the foregoing insurance shall be delivered to Landlord before construction of the Improvements is started and before Tenant's contractor's equipment is placed upon the Premises. In all other respects, the insurance coverage above mentioned shall comply with the Lease provisions.

               2.2 It is agreed that Tenant assumes the entire responsibility and liability due to its negligence, including statutory or common law, for any and all injuries or death of any or all persons, including its contractor, subcontractors and employees, and for any and all damages to property caused by or resulting from or arising out of any act or omission on the part of Tenant, its contractor, subcontractors or employees, in the prosecution of the work thereunder. With respect to such work Tenant agrees to indemnify and save harmless Landlord, its mortgagee, architect, engineers and their employees and all other tenants of the Property from and against all losses and expense, including legal fees, which they may suffer or pay as the result of claims or lawsuits due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant, its contractor and subcontractors shall assume and defend at their own expense all such claims or lawsuits. Tenant agrees to insure this assumed liability in its Comprehensive General Liability Policy and the original or copy of the policy delivered to Landlord shall indicate this contractual coverage.

               2.3 For and during the period of construction, Tenant shall provide and pay for all utilities consumed upon the Premises during said period and for the removal of all temporary connections.

               2.4 Upon completion of the Improvements, Tenant's contractors and/or subcontractors shall provide Landlord, without cost to Landlord, with one
(1) set of transparent "as built" drawings.

               2.5 Completion. Tenant shall endeavor to cause the contractor to substantially complete construction of the Improvements in a diligent manner. It shall be the sole responsibility of Tenant to file all drawings and specifications, pay all fees and obtain all permits and applications from any governmental authorities having jurisdiction, and to obtain any certificates or approvals, including a certificate of occupancy, required to enable Tenant to occupy the Premises unless due to the negligent acts of Landlord or its agents. Landlord shall not be liable for any loss or damages as a result of delays in construction of the Premises unless due to the negligent acts of Landlord or its agents. No delay in completion of construction of the

                                     S-1-2

Improvements shall delay the Commencement Date of the Lease beyond the date specified in the Lease.

          3.   Incorporation.  This Agreement is and shall be incorporated by
               -------------
reference in the Lease, and all of the terms and conditions of the Lease are and shall be incorporated herein by this reference.

                                     S-1-3